PRINCIPAL VARIABLE CONTRACTS FUND, INC.

                                 ACCOUNTS OF THE FUND
                                 --------------------
          ASSET ALLOCATION ACCOUNT             LARGECAP GROWTH EQUITY ACCOUNT
          BALANCED ACCOUNT                     LARGECAP STOCK INDEX ACCOUNT
          BOND ACCOUNT                         LARGECAP VALUE ACCOUNT
          CAPITAL VALUE ACCOUNT                LIMITED TERM BOND ACCOUNT
          EQUITY GROWTH ACCOUNT                MIDCAP ACCOUNT
          EQUITY INCOME ACCOUNT                MIDCAP GROWTH ACCOUNT
            PREVIOUSLY UTILITIES ACCOUNT       MIDCAP VALUE ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT        MONEY MARKET ACCOUNT
          GROWTH ACCOUNT                       REAL ESTATE SECURITIES ACCOUNT
          INTERNATIONAL ACCOUNT                  PREVIOUSLY REAL ESTATE ACCOUNT
          INTERNATIONAL EMERGING MARKETS       SMALLCAP ACCOUNT
          ACCOUNT
          INTERNATIONAL SMALLCAP ACCOUNT       SMALLCAP GROWTH ACCOUNT
          LARGECAP BLEND ACCOUNT               SMALLCAP VALUE ACCOUNT




This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.





                 The date of this Prospectus is March 1, 2004.


Principal Variable Contracts Fund                                       1
www.principal.com

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................
  Asset Allocation Account..............................................

  Balanced Account......................................................

  Bond Account..........................................................

  Capital Value Account.................................................

  Equity Growth Account.................................................

  Equity Income Account (previously the Utilities Account) ..............

  Government Securities Account.........................................

  Growth Account........................................................

  International Account.................................................

  International Emerging Markets Account................................

  International SmallCap Account........................................

  LargeCap Blend Account................................................

  LargeCap Growth Equity Account ........................................

  LargeCap Stock Index Account..........................................

  LargeCap Value Account ................................................

  Limited Term Bond Account .............................................

  MidCap Account ........................................................

  MidCap Growth Account .................................................

  MidCap Value Account..................................................

  Money Market Account..................................................

  Real Estate Securities Account (previously the Real Estate Account) ...

  SmallCap Account......................................................

  SmallCap Growth Account...............................................

  SmallCap Value Account................................................


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................

PRICING OF ACCOUNT SHARES...............................................

DIVIDENDS AND DISTRIBUTIONS.............................................

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................
  The Manager...........................................................

  The Sub-Advisors......................................................

  Duties of the Manager and Sub-Advisors................................

  Fees Paid to the Manager..............................................


MANAGERS' COMMENTS......................................................

GENERAL INFORMATION ABOUT AN ACCOUNT....................................
  Eligible Purchasers...................................................

  Shareholder Rights....................................................

  Non-Cumulative Voting.................................................

  Purchase of Account Shares............................................

  Sale of Account Shares................................................

  Restricted Transfers..................................................

  Financial Statements..................................................


FINANCIAL HIGHLIGHTS....................................................

ADDITIONAL INFORMATION..................................................


2                                       Principal Variable Contracts Fund
                                                          1-800-247-4123

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.



The Sub-Advisors are:
.. Alliance Capital Management L.P. through its Bernstein Investment Research and
  Management unit ("Bernstein")
.. Federated Investment Management Company ("Federated")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Morgan Stanley Investment Management Inc. doing business as Morgan Stanley
  Asset Management ("MSAM")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. Putnam Investment Management, LLC ("Putnam")
.. T. Rowe Price Associates, Inc. ("T. Rowe Price")
.. The Dreyfus Corporation ("Dreyfus")
.. UBS Global Asset Management (Americas) Inc. ("UBS Global AM")
  * Principal, Principal Management Corporation, Princor Financial Services Corporation ("Princor") and Principal Life are members of the Principal Financial Group/(R)/.



In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS
These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market
Account.


Principal Variable Contracts Fund                                       3
www.principal.com

FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year. An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


4                                       Principal Variable Contracts Fund
                                                          1-800-247-4123

ASSET ALLOCATION ACCOUNT
The Account seeks to generate a total investment return consistent with preservation of capital.

MAIN STRATEGIES
The Account uses a flexible investment policy to establish a diversified global portfolio that will invest in equities and fixed-income securities. The Sub-Advisor, MSAM, will invest in equity securities of domestic and foreign corporations that appear to be undervalued relative to their earnings results or potential, or whose earnings growth prospects appear to be more attractive than the economy as a whole. In addition, MSAM will invest in fixed-income securities to provide income and to moderate the overall portfolio risk. Typically, MSAM will invest in high quality fixed-income securities but may invest up to 20% of the Account's assets in high yield securities.

The securities which the Account purchases are identified as belonging to an asset class which include:
.. stocks of growth-oriented companies (companies with earnings that are expected to grow more rapidly than the economy as a whole), both foreign and domestic; .. stocks of value-oriented companies (companies with distinctly below average stock price to earnings ratios and stock price to book value ratios, and higher than average dividend yields), both foreign and domestic;
.. domestic real estate investment trusts;
.. fixed-income securities, both foreign and domestic; and .. domestic high yield fixed-income securities.

The Account may invest up to 100% of its assets in foreign securities. The Account may also purchase securities issued as part of, or a short period after, companies' initial public offerings (''IPOs''), and may at times dispose of those shares shortly after their acquisition.



MSAM does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.
The allocation is based on MSAM's judgement as to the general market and economic conditions, trends and investment yields, interest rates, and changes in fiscal or monetary policies. The Sub-Advisor may utilize forward currency contracts, currency or index futures or other derivatives for hedging or other purposes, including to modify the Account's exposure to various currency, equity, or fixed-income markets.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. MSAM reallocates among asset classes and eliminates asset classes for a period of time, when in it's judgement the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt shifts among asset classes will not occur.



MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:

.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)

.. Foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.
.. Securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

.. Hedging strategies. Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Account's volatility and, thus, could involve a significant



Principal Variable Contracts Fund                                       5
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


  risk. If the Sub-Advisor's predictions are inaccurate, the adverse consequences to the Account (e.g., a reduction in the Account's net asset value) may leave the Account in a worse position than if these strategies were not used.
.. IPOs. The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Money market instruments held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking a moderate risk approach towards long-term growth. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


6                                       Principal Variable Contracts Fund
                                                          1-800-247-4123

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"20.66
"1996"12.92
"1997"18.19
"1998"9.18
"1999"19.49
"2000"1.61
"2001"-3.92
"2002"-12.94
"2003"21.61


                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '03  12.11%
                               LOWEST  Q3 '02  -12.41%
LOGO



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 ASSET ALLOCATION
 ACCOUNT  .............     21.61         4.31            N/A             8.49
 S&P 500 Index ........     28.67        -0.57          11.06
 Lehman Brothers
 Aggregate Bond Index .      4.11         6.62           6.95
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND .............     38.59        -0.05           4.47
 Morningstar Moderate
 Allocation Category...     20.06         2.48           8.15
 * The Account's SEC effective date was June 1, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)


 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.80
 Other Expenses..................    0.05
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.85



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 ASSET ALLOCATION
 ACCOUNT                                     $87   $271  $471  $1,049




Principal Variable Contracts Fund                                       7
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

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES
The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

In making its selection of common stocks, the Sub-Advisor, Principal, looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Principal buys stocks with the objective of long-term capital appreciation. From time to time, Principal purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Principal may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Account may invest up to 10% of its assets in securities of foreign companies.


Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 10% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).


MAIN RISKS
The value of the stocks owned by the Account changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


Because the Account invests in both stocks and bonds, the Account may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking current income as well as long-term growth of capital.


8                                       Principal Variable Contracts Fund
                                                          1-800-247-4123

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1994"-2.09
"1995"24.58
"1996"13.13
"1997"17.93
"1998"11.91
"1999"2.4
"2000"0.13
"2001"-6.96
"2002"-13.18
"2003"18.82
                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '03  9.82%
                               LOWEST  Q3 '02  -9.61%
LOGO



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                 PAST 1 YEAR        PAST 5 YEARS        PAST 10 YEARS          LIFE OF ACCOUNT*
 BALANCED ACCOUNT ..........................
                                                    18.82              -0.32                 6.01                   8.44
 60% S&P 500 Index/40% Lehman Brothers
 Aggregate Bond
 Index/(1)/.................................        18.47               2.65                 9.74
 Lehman Brothers Aggregate Bond Index ......         4.11               6.62                 6.95
 S&P 500 Index .............................        28.67              -0.57                11.06
 Morningstar Moderate Allocation Category ..        20.06               2.48                 8.15
 * The Account's SEC effective date was December 18, 1987.
 ///(//1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)


 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.59
 Other Expenses..................    0.06
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.65



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                          1     3     5    10
 BALANCED ACCOUNT                      $66   $208  $362  $810




Principal Variable Contracts Fund                                       9
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

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
Under normal circumstances, the Account invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade) but not lower than CCC- (S&P) or Caa (Moody's). Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.

During the fiscal year ended December 31, 2003, the average ratings of the Account's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

59.31% in securities       16.70% in securities       0.24% in securities rated
rated Aaa                  rated Baa                  B
5.44% in securities rated  5.64% in securities rated  0.04% in securities rated
Aa                         Ba                         Ca
12.63% in securities
rated A


The above percentages for Aaa and Aa rated securities includes 0.26% and 0.22%, respectively, of unrated securities which have been determined by the Manager to be of comparable quality.

MAIN RISKS
The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


10                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.


Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see High Yield Securities in the section of the prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


Principal Variable Contracts Fund                                      11
www.principal.com

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1994"-2.9
"1995 "22.17
"1996 "2.36
"1997 "10.6
"1998 "7.69
"1999"-2.59
"2000 "8.17
"2001 "8.12
"2002 "9.26
"2003"4.59


                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHESTQ2 '95   8.25%
                               LOWEST Q1 '96  -3.24%
LOGO



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                            4.59          5.42          6.53              8.19
 Lehman Brothers
 Aggregate Bond Index .     4.11          6.62          6.95
 Morningstar
 Intermediate-Term Bond
 Category .............     4.92          5.67          6.08
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)


 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.46
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.47



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 BOND ACCOUNT                            $48   $151  $263  $591




12                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of January 31, 2004 this range was between approximately $594 million and $272 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.


The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the

Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.


Principal Variable Contracts Fund                                      13
www.principal.com

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1994"0.49
"1995"31.91
"1996"23.5
"1997"28.53
"1998"13.58
"1999"-4.29
"2000"2.16
"2001"-8.05
"2002"-13.66
"2003"25.49


                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '03  15.52%
                               LOWEST  Q3 '02  -15.10%
LOGO



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT
                            25.49        -0.52           8.82             12.06
 Russell 1000 Value
 Index.................     30.03         3.57          11.87
 Morningstar Large
 Value Category........     28.40         2.53           9.85
 * The Account's SEC effective date was May 13, 1970.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)


 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 CAPITAL VALUE ACCOUNT                      $62   $195  $340  $762




14                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES
The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Account invests primarily in companies with market capitalizations of $10 billion or more that the Sub-Advisor, MSAM, believes exhibit strong free cash flow and earnings growth. MSAM emphasizes individual security selection under normal circumstances, the Account invests at least 80% of its assets in equity securities. The Account's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.

MSAM focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM studies company developments, including business strategy, management focus and financial results in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and business momentum.


MSAM may also purchase securities issued as part of, or a short period after, companies' initial public offerings (''IPOs''), and may at times dispose of those shares shortly after their acquisition.


MSAM considers selling a portfolio holding when it determines the holding no longer meets its criteria.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.


The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



Principal Variable Contracts Fund                                      15
www.principal.com

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


16                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"44.19
"1996"28.05
"1997"30.86
"1998"18.95
"1999"39.5
"2000"-11.71
"2001"-14.86
"2002"-13.66
"2003"25.95

                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '98  22.68%
                               LOWEST  Q1 '01 -18.25%
LOGO



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                   PAST 1 YEAR            PAST 5 YEARS            PAST 10 YEARS              LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT .....
                                      25.95                  -0.92                      N/A                       11.40
 S&P 500 Index .............          28.67                  -0.57                    11.06
 Russell 1000 Growth
 Index/(1)/.................          29.76                  -5.11                     9.21
 Morningstar Large Growth
 Category ..................          28.55                  -3.20                     7.96
 * The Account's SEC effective date was June 1, 1994.
 (1)The Russell 1000 Growth Index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe this index better represents the universe of investment choices open to the Account given that the
  Account seeks to maximize long-term capital growth by investing primarily in growth-oriented equity securities. The previous index, the S&P 500, which is also shown, is less appropriate because it is made up of "core" stocks, whose performance is derived significantly from income as well as growth.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)


 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.76
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.77



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 EQUITY GROWTH ACCOUNT                      $79   $246  $428  $954




Principal Variable Contracts Fund                                      17
www.principal.com

EQUITY INCOME ACCOUNT PREVIOUSLY UTILITIES ACCOUNT
The Account seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing primarily in equity securities, preferred securities, real estate investment trusts (REITs) and convertible securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities. In selecting securities, the Sub-Advisor, Principal, places an emphasis on securities with potentially high dividend yields. Under normal market conditions, at least 25% of the assets of the Account are invested in securities of companies in the utilities industry with no policy to concentrate its assets in any segment of the utilities industry.

When determining how to invest the Account's assets in equity securities, Principal seeks stocks that it believes are undervalued in the marketplace at the time of purchase. Value stocks are often considered to be cheap relative to the company's perceived value. Such stocks may be characterized by below average price-earnings (P/E) ratios (price of a share of stock divided by the earnings per share of stock) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends.


In selecting preferred securities for the Account, Principal focuses on the financial services industry (i.e., banking, insurance and commercial finance). For a security to be considered for the Account, Principal will assess the credit risk within the context of the yield available on the preferred security.

REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. In selecting REITs for the Account, Principal focuses on equity REITs which primarily own property and generate revenue from rental income. Principal seeks to diversify the Account's REIT holdings by property types (e.g. apartment REITs, mall REITs, office and industrial REITs).

MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility which is a risk of investing in the Account. Another risk of investing in the Account is that its income may fluctuate in response to economic or political events or may be adversely affected by events specifically involving the companies issuing the securities it holds.

In addition, the Account may be subject to the following risks:
.. interest rate risk. The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities.
.. prepayment or call risk. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.
.. sector risk. Because the Account invests at least 25% of its assets in utility securities, the Account is also subject to sector risk; that is, the possibility that the utilities sector may underperform other sectors or the market as a whole. As Principal allocates more of the Account's portfolio holdings to the utilities sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.
.. risks of equity REITs. The REITs are affected by the changes in the value of the properties owned by the trust. In addition, they:
  . are dependent upon management skills of the real estate company
  . might not be diversified thus subject to fluctuations in regional and local economic conditions and real estate values;
  . may not receive timely rental payments from property tenants
  . may be subject to extended vacancies in the properties; and . could fail to qualify for tax-free pass-through of income under the Internal
    Revenue Code which would subject the REIT to payment of federal income taxes thus lowering dividend payments to the Account.


The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account may be an appropriate investment for investors who seek dividends to generate income or to be reinvested for growth. The Account is not appropriate for investors unable to accept fluctuations in the value of Account shares.



Principal Variable Contracts Fund                                      19
www.principal.com

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"2.29
"2000"19.18
"2001"-27.7
"2002"-12.61
"2003"13.83


                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q3 '00  18.18%
                               LOWEST  Q3 '01 -16.65%
LOGO



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 EQUITY INCOME ACCOUNT .........
                                         13.83                  -2.60                    N/A                       0.20
 Lehman Brothers Aggregate Bond
 Index/(1)/.....................          4.11                   6.62                   6.95
 S&P 500 Index .................         28.67                  -0.57                  11.06
 S&P Utilities Index ...........         26.26                  -2.19                   5.61
 Dow Jones Utilities w/Income
 Index..........................         29.39                   0.70                   6.33
 Morningstar Specialty -
 Utilities Category.............         22.22                  -0.98                   6.71
 * The Account's SEC effective date was May 1, 1998.
 (1)
  The index against which the Account measures its performance is now a 50/50 blend of the S&P 500 Index and the Lehman Brothers
  Aggregate Bond Index. The Manager and portfolio manager believe this index better represents the universe of investment choices open to the Account given that the Account seeks to achieve high current income and long-term growth of income and capital by investing in a broadly diversified mix of investments that includes value-oriented common stocks as well as lesser proportions of preferred securities and real estate investment trusts (REITs). The previous index, the S&P Utilities Index, which is also shown, is less appropriate because it is made up solely of utility stocks, while the Account's strategy is to invest only slightly more than 25% of its assets in utilities stocks.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)


 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same.


20                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

 If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------
                                                                      1     3     5    10
 EQUITY INCOME ACCOUNT                                             $62   $195  $340  $762




Principal Variable Contracts Fund                                      21
www.principal.com

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


Although some of the securities the Account purchases are backed by the U.S. government and its agencies, shares of the Account are not guaranteed. When interest rates fall, the value of the Account's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Account's shares, if shares are sold when their value is less than the price paid, the investor will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


22                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1994"-4.53
"1995"19.07
"1996"3.35
"1997"10.39
"1998"8.27
"1999"-0.29
"2000"11.4
"2001"7.61
"2002"8.8
"2003"1.84

                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHESTQ2 '95  6.17%
                               LOWEST Q1 '94 -3.94%
LOGO



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............
                            1.84          5.78          6.40              7.85
 Lehman Brothers
 Mortgage Backed
 Securities Index......     3.05          6.55          6.89
 Lehman Brothers Government
/Mortgage Index/(1)/....... 2.73          6.34          6.76
 Morningstar Intermediate
  Government Category ..... 2.15          5.51          5.81
 * The Account's SEC effective date was April 9, 1987.
 ///(1)/
The Government  Securities  Account has changed its index to the Lehman Brothers
Government  Mortgage  Index.  The manager and the  subadvisor  believe that this index better  represents the type and  composition of bonds that are invested in
the  portfolio.   The  account  will  retain  its  mortgage   bias,   which  was
representative of the Lehman Brothers  Mortgage Back Securities  Index,  however the new index also incorporates the government bonds that the portfolio invests.



FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)


 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.43
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.44



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                             1         3         5        10
 GOVERNMENT SECURITIES
 ACCOUNT                                 $45      $141      $246      $555




Principal Variable Contracts Fund                                      23
www.principal.com

GROWTH ACCOUNT

The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.


MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of January 31, 2004 this range was between approximately $594 million and $336 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.


The Sub-Advisor, Principal, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


Principal places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


24                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"25.62
"1996"12.51
"1997"26.96
"1998"21.36
"1999"16.44
"2000"-10.15
"2001"-25.5
"2002"-29.07
"2003"26.46
                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q4 '98  21.35%
                               LOWEST  Q1 '01 -23.55%
LOGO



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 GROWTH ACCOUNT  ...............         26.46                  -6.91                    N/A                       5.02
 Russell Midcap Growth Index ...         42.72                   2.01                   9.41
 Russell 1000 Growth Index/(1)/          29.76                  -5.11                   9.21
 Morningstar Large Growth
 Category ......................         28.55                  -3.20                   7.96
 * The Account's SEC effective date was May 2, 1994.
 ///(//1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)


 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 GROWTH ACCOUNT                       $62   $195  $340  $762




Principal Variable Contracts Fund                                      25
www.principal.com

INTERNATIONAL ACCOUNT

The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.


MAIN STRATEGIES
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


26                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Principal Variable Contracts Fund                                      27
www.principal.com

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995 "14.17
"1996 "25.09
"1997 "12.24
"1998"9.98
"1999 "25.93
"2000"-8.34
"2001"-24.27
"2002"-16.07
"2003"32.33

                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '03  17.25%
                               LOWEST  Q3 '02  -18.68%
LOGO



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL ACCOUNT
                            32.33        -0.59           N/A              5.34
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............     38.59        -0.05          4.47
 Morningstar Foreign
 Large Blend Category .     33.32         0.49          4.65
 * The Account's SEC effective date was May 2, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)


 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.08
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.93



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 INTERNATIONAL ACCOUNT                      $95   $296  $515  $1,143




28                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

INTERNATIONAL EMERGING MARKETS ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES
The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short term.


The net asset value of the Account's shares is based on the values of the securities it holds. The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Principal Variable Contracts Fund                                      29
www.principal.com

The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.



INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


30                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"-4.24
"2002"-7.63
"2003"57.20

                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '01  26.63%
                               LOWEST  Q3 '01 -23.90%





 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL EMERGING
 MARKETS ACCOUNT......      57.20          N/A            N/A             8.72
 MSCI Emerging Markets
 Free Index-ID.........     51.59         8.17          -1.95
 Morningstar
 Diversified Emerging
 Markets Category......     55.30        11.12           1.00
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)


 ACCOUNT OPERATING EXPENSES


 Management Fees.....................         1.25
 Other Expenses......................         0.59
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         1.84*

 *The Manager voluntarily agreed to reimburse operating expenses so that the total Account operating expenses would not be greater than 2.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT    $187  $579  $995  $2,159




Principal Variable Contracts Fund                                      31
www.principal.com

INTERNATIONAL SMALLCAP ACCOUNT

The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.


MAIN STRATEGIES

The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies similar in size to companies included in the Citigroup Extended Market Index
(EMI) World ex US (as of December 31, 20032 this range was between approximately $100 million and $4 billion)). Market capitalization is defined as total current market value of a company's outstanding common stock.


The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, diversifies the Account's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Account may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.



INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Principal Variable Contracts Fund                                      33
www.principal.com

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"93.81
"2000"-11.50
"2001"-21.85
"2002"-16.20
"2003"54.15

                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHEST Q4 '99  36.59%
                               LOWEST  Q3 '01 -21.49%




 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP
 ACCOUNT ..............
                            54.15        11.61           N/A              8.06
 MSCI EAFE Small Cap
 Index.................     57.76         5.48           N/A
 Morningstar Foreign
 Large Blend Category .     33.32         0.49          4.65
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)


 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.20
 Other Expenses..................    0.13
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.33



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 INTERNATIONAL SMALLCAP
 ACCOUNT                                 $135  $421  $729  $1,601




34                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

LARGECAP BLEND ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of December 31, 2003 this range was between approximately $21 billion and $311 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account's Sub-Advisor uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the Standard & Poor's 500 Stock Index ("S&P 500 Index"). Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index.


A team of equity analysts is directly responsible for selecting stocks for the Account. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Account seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Account. They oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, the Sub-Advisor limits the Account's exposure to each business sector that comprises the S&P 500 Index.


In pursuing its investment objective, the Account's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Account's Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account will generally remain fully invested (less than 5% cash reserves) and will be sector neutral when compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization and foreign stocks (up to 25% of assets) may also be purchased in keeping with Account objectives. Futures and options may be employed from time to time to manage flows of cash into and out of the Account. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is a principal risk of investing in the Account.


The Account is also subject to sector risk that is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies. Investments in futures and options, if any, are subject to additional volatility and potential losses.



Principal Variable Contracts Fund                                      35
www.principal.com

In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Account present greater opportunities for growth, they may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


The Account's potential investments in growth stocks could result in greater volatility because such stocks can have sharp price declines if their earnings disappoint investors. The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Small and medium-sized companies held by the Account should generally be more volatile than larger companies. There is no guarantee that the Account's investment approach will succeed.


Use of futures and options may increase the Account's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the adverse consequences to the Account (e.g., a reduction in the Account's net asset value) may leave the Account in a worse position than if these strategies were not used.


The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.


36                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

T. Rowe Price will become the Sub-Advisor to the Account effective March 9,
2004.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2003"23.76

                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '03  14.07%
                               LOWEST  Q3 '02  -5.51%
LOGO



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP BLEND ACCOUNT     23.76          N/A            N/A             2.74
 S&P 500 Index ........     28.67        -0.57          11.06
 Morningstar Large
 Blend Category........     26.72        -0.43           9.24
 * The Account's SEC effective date was May 1, 2002.


FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)


 ACCOUNT OPERATING EXPENSES


 Management Fees......................        0.75
 Other Expenses.......................        0.08
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        0.83*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP BLEND ACCOUNT                  $85   $265  $460  $1,025




Principal Variable Contracts Fund                                      37
www.principal.com

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that the Sub-Advisor believes are fast-growing and whose earning are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. The Sub-Advisor invests mainly in large companies, although investments can be made in companies of any size

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of January 31, 2004 this range was between approximately $594 million and $336 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including American Depository Receipts (ADRs), at the time of purchase.



When deciding whether to buy or sell stocks for the Account, the Sub-Advisor considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.


MAIN RISKS
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Account changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Any investment carries with it some level of risk that generally reflects its potential for reward. The main risks that could adversely affect the Account's value and total return on investment are as follows:
.. The risk that the stock price of one or more of the companies in the Account's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance including both general financial market conditions and factors related to a specific company or industry.
.. The risk that movements in financial markets will adversely affect the price of the Account's investments, regardless of how well the companies in which the Sub-Advisor invests perform. The market as a whole may not favor the types of investments made.

The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.



In addition to the main investment strategies described above, the Sub-Advisor may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the Statement of Additional Information.


INVESTOR PROFILE
The Account may be an appropriate investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.


38                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Putnam became the Sub-Advisor to the Account on November 1, 2002.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"-30.08
"2002"-33.27
"2003"23.14

                              The Account's highest/lowest quarterly returns
LOGO                          during this time period were:
                               HIGHESTQ4 '01  12.16%
                               LOWEST Q3 '01 -21.14%




 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY
 ACCOUNT  .............     23.14          N/A           N/A             -22.33
 Russell 1000 Growth
 Index.................     29.76        -5.11          9.21
 Morningstar Large
 Growth Category.......     28.55        -3.20          7.96
 * The Account's SEC effective date was October 24, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)


 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.19
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.19



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $121  $378  $654  $1,443




Principal Variable Contracts Fund                                      39
www.principal.com

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2003, the market capitalization range of the Index was between approximately $21 billion and $311 billion. Over the long-term, Principal seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.


The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


MAIN RISKS
Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Account's assets.


Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.


In addition, the Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds.


The value of the stocks owned by the Account changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


40                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.


Principal Variable Contracts Fund                                      41
www.principal.com

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-9.67
"2001"-12.1
"2002"-22.44
"2003"28.32

                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '03  15.28%
LOGO                           LOWEST  Q3 '02  -17.27%




 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX
 ACCOUNT ..............
                            28.32          N/A            N/A             -3.16
 S&P 500 Index ........     28.67        -0.57          11.06
 Morningstar Large
 Blend Category........     26.72        -0.43           9.24
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)


 ACCOUNT OPERATING EXPENSES


 Management Fees.....................         0.35
 Other Expenses......................         0.04
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         0.39*

* The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.40% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP STOCK INDEX
 ACCOUNT                                 $40   $125  $219  $493




42                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

LARGECAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of January 31, 2004 this range was between approximately $594 million and $272 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.


Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.


Principal Variable Contracts Fund                                      43
www.principal.com

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2003"28.05

                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHEST Q2 '03  16.19%
                               LOWEST  Q3 '02  -18.55%
LOGO



AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP VALUE ACCOUNT     28.05          N/A            N/A             5.77
 Russell 1000 Value
 Index.................     30.03         3.57          11.87
 Morningstar Large
 Value Category........     28.40         2.53           9.85
 * The Account's SEC effective date was May 1, 2002.


FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)


 ACCOUNT OPERATING EXPENSES


 Management Fees......................        0.75
 Other Expenses.......................        0.04
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        0.79*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.00% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP VALUE ACCOUNT                  $81   $252  $439  $978




44                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

LIMITED TERM BOND ACCOUNT
The Account seeks to provide current income.

MAIN STRATEGIES
The Account invests primarily in high quality, short-term fixed-income securities. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Account's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS
The Account may invest in corporate fixed-income securities. When interest rates fall, the price of such securities rise and when interest rates rise, the price declines. In addition, the value of the corporate debt securities held by the Account may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.

The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


Under normal circumstances, the Account maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Account's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


The average portfolio duration of the Account normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Principal Variable Contracts Fund                                      45
www.principal.com

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


46                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

As the inception date of the Account is May 1, 2003, historical performance information is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)


 ACCOUNT OPERATING EXPENSES


 Management Fees......................        0.50
 Other Expenses.......................        0.07
                                              ----
      TOTAL ACCOUNT OPERATING EXPENSES        0.57*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.75% through April 30, 2004.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LIMITED TERM BOND
 ACCOUNT                                 $58   $183  $318  $714




Principal Variable Contracts Fund                                      47
www.principal.com

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index (as of January 31, 2004 this range was between approximately $594 million and $19 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.


In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Principal may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.



MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


48                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.


Principal Variable Contracts Fund                                      49
www.principal.com

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1994"0.78
"1995"29.01
"1996"21.11
"1997"22.75
"1998"3.69
"1999"13.04
"2000"14.59
"2001"-3.71
"2002"-8.75
"2003"32.81

                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHESTQ4 '99  23.31%
                               LOWEST Q3 '98 -20.01%
LOGO



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                            32.81         8.61          11.72             14.20
 Russell Midcap Index .     40.08         7.24          12.18
 Morningstar Mid-Cap
 Blend Category........     36.42         7.78          11.48
 * The Account's SEC effective date was December 18, 1987.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)


 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 MIDCAP ACCOUNT                       $62   $195  $340  $762




50                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of January 31, 2004 this range was between approximately $594 million and $18 billion)) at the time of purchase. In the view of the Sub-Advisor, Dreyfus, many medium-sized companies:

.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Account may invest up to 10% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell" or "hold." The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


Dreyfus may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.



MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Because companies in this market are smaller, prices of their stocks tend to be more volatile than stocks of companies with larger capitalizations. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. The Account's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.


Principal Variable Contracts Fund                                      51
www.principal.com

The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.


52                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "10.67
"2000"8.1
"2001"-16.92
"2002"-26.27
"2003"40.58

                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHESTQ4 '01  24.12%
                               LOWEST Q3 '01 -25.25%
LOGO



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT
                            40.58         0.60           N/A              -0.08
 Russell Midcap Growth
 Index.................     42.72         2.01          9.41
 Morningstar Mid-Cap
 Growth Category.......     36.09         2.61          8.38
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)


 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.94



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 MIDCAP GROWTH ACCOUNT                      $96   $300  $520  $1,155




Principal Variable Contracts Fund                                      53
www.principal.com

MIDCAP VALUE ACCOUNT

The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.


MAIN STRATEGIES

The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Index (as of January 31, 2004 this range was between approximately $594 million and $19 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.


The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive. The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


Neuberger Berman may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.



MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

The medium capitalization companies the Account invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, medium capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.


Principal Variable Contracts Fund                                      55
www.principal.com

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"31.03
"2001"-2.58
"2002"-9.96
"2003"36.49

                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHESTQ4 '99    23.54%
LOGO                           LOWEST  Q3 '02  -14.54%




 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .
                            36.49          N/A            N/A             12.46
 Russell Midcap Value
 Index.................     38.06         8.73          13.04
 Morningstar Mid-Cap
 Value Category........     34.38         9.11          11.67
 * The Account's SEC effective date was May 3, 1999.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)


 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.05
 Other Expenses..................    0.03
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.08



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                      $110  $343  $595  $1,317




56                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES
The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Principal Variable Contracts Fund                                      57
www.principal.com

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.


58                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1994"3.76
"1995"5.59
"1996"5.07
"1997"5.04
"1998"5.2
"1999"4.84
"2000"6.07
"2001"3.92
"2002"1.42
"2003"0.74
                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123
LOGO



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .
                            0.74          3.38          4.17              3.28
 * The Account's SEC effective date was March 18, 1983.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)


 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.48
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                              1     3     5    10
 MONEY MARKET ACCOUNT                      $50   $157  $274  $616




Principal Variable Contracts Fund                                      59
www.principal.com

REAL ESTATE SECURITIES ACCOUNT PREVIOUSLY REAL ESTATE ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Account, the Manager focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. are dependent upon management skills of the real estate company
.. might not be diversified thus subject to fluctuations in regional and local economic conditions and real estate values;
.. may not receive timely rental payments from property tenants
.. may be subject to extended vacancies in the properties; and .. could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code which would subject the REIT to payment of federal income taxes thus lowering dividend payments to the Account.


Because of these factors, the value of the securities held by the Account, and in turn the price per share of the Account, changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


INVESTOR PROFILE
The Account may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.


Principal Variable Contracts Fund                                      61
www.principal.com

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"-4.48
"2000 "30.97
"2001 "8.75
"2002 "7.72
"2003"38.91
                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHESTQ2 '00  11.51%
                               LOWEST Q3 '99  -8.40%
LOGO



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE SECURITIES
 ACCOUNT ..............
                            38.91        15.28            N/A             12.01
 Morgan Stanley REIT
 Index.................     36.74        14.12            N/A
 Morningstar Specialty
 - Real Estate Category     36.89        14.04          11.32
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)


 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 REAL ESTATE SECURITIES ACCOUNT              $94   $293  $509  $1,131




62                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index (as of January 31, 2004 this range was between approximately $22 million and $3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.


In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.


Principal may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.



MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid- and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



Principal Variable Contracts Fund                                      63
www.principal.com

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.


64                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "43.58
"2000"-11.73
"2001 "2.55
"2002"-27.33
"2003"36.82
                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHESTQ2 '99  26.75%
                               LOWEST Q3 '01 -25.61%
LOGO



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .....
                            36.82         5.26            N/A             0.48
 Russell 2000 Index ...     47.25         7.13           9.48
 Morningstar Small
 Blend Category........     42.77        10.83          10.76
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)


 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.85
 Other Expenses..................    0.10
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.95



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------
                                          1     3     5      10
 SMALLCAP ACCOUNT                      $97   $303  $525  $1,166




Principal Variable Contracts Fund                                      65
www.principal.com

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of January 31, 2004 this range was between approximately $63 million and $3 billion) at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.


UBS Global AM, the Sub-Advisor, seeks to invest in companies with strong business franchises and attractive competitive positions that generate rapidly rising earnings (or profits). In the overall small capitalization universe, UBS Global AM targets companies with earnings growth in the top 40%. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.



MAIN RISKS
Because it purchases equity securities, the Account is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Account.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


UBS Global AM may group companies with similar characteristics into broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Account is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Account present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Account's equity securities may fluctuate on a daily basis. The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


66                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


Principal Variable Contracts Fund                                      67
www.principal.com

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "95.69
"2000"-13.91
"2001"-32.01
"2002"-45.85
"2003"45.64
                              The Account's highest/lowest quarterly returns
                              during this time period were:
                               HIGHESTQ4 '99  59.52%
                               LOWEST Q3 '01 -37.66%
LOGO



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............
                            45.64        -2.01           N/A              -1.27
 Russell 2000 Growth
 Index.................     48.53         0.85          5.43
 Morningstar Small
 Growth Category.......     45.00         6.20          8.58
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)


 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.00
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.02



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 SMALLCAP GROWTH
 ACCOUNT                                 $104  $325  $563  $1,248




68                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of January 31, 2004 this range was between approximately $22 million and $3 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 10%% of the Account's assets may be invested in foreign securities.


The Sub-Advisor, Morgan, uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include Morgan's dividend discount model rankings, price-to-cashflow, earnings revisions, as well as positive price momentum. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


The Account may also purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.



Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Account may actively trade securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Account's trading costs and may have an adverse impact on performance.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:
.. securities of smaller companies. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.
.. unseasoned issuers. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
.. foreign securities. These have risks that are not generally found in securities of U.S. companies. For example, the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

.. IPOs. The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. The Account is not designed for investors seeking income or conservation of capital. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.


70                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "21.45
"2000 "23.87
"2001"6.25
"2002"-8.86
"2003"50.61
                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  23.76%
                               LOWEST  Q3 '98 -19.14%
LOGO



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT     50.61        17.02            N/A             11.61
 Russell 2000 Value
 Index.................     46.02        12.28          12.70
 Morningstar Small
 Value Category........     42.71        12.86          12.80
 * The Account's SEC effective date was May 1, 1998.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.)


 ACCOUNT OPERATING EXPENSES


 Management Fees.................    1.10
 Other Expenses..................    0.08
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.18



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 SMALLCAP VALUE ACCOUNT                      $120  $375  $649  $1,432




Principal Variable Contracts Fund                                      71
www.principal.com

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS



The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES

Each of the Accounts may invest a portion of its assets in repurchase agreements, but not as a principal investment strategy. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Also incidental to its principal investment strategy, each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.



CURRENCY CONTRACTS

The Asset Allocation and Equity Growth Accounts may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. The other Accounts (except
Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).


Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS

Each of the Accounts may enter into forward commitment agreements, but not as a principal investment strategy. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.


WARRANTS

Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants, but not as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.


HIGH YIELD SECURITIES

The Asset Allocation, Balanced and Bond Accounts may each invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.


Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


Principal Variable Contracts Fund                                      73
www.principal.com

INITIAL PUBLIC OFFERINGS ("IPOS")

The Accounts (except Bond, Government Securities, Limited Term Bond and Money Market) may each invest in IPOs. The Capital Value, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth, LargeCap Stock Index, LargeCap Value Accounts may invest in IPOs but not as a principal investment strategy. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.


When an Account's assets base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES

To the extent permitted by its investment objectives and policies though not as a principal investment strategy, each of the Accounts (except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).


Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures. However, an Account may be permitted to purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities even if the Account is not allowed to invest in the underlying commodities or commodity contracts.



The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and


74                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

.. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES

As a principal investment strategy, the Asset Allocation, International, International Emerging Markets and International SmallCap Accounts may invest Account in securities of foreign companies. The other Accounts (except Government Securities and Money Market) may hold securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a


Principal Variable Contracts Fund                                      75
www.principal.com
foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES

The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. The Capital Value, LargeCap Blend, LargeCap Growth, LargeCap Stock Index, LargeCap Value Accounts may hold securities of smaller companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.


UNSEASONED ISSUERS

The Accounts may invest in the securities of unseasoned issuers. The Capital Value, LargeCap Blend, LargeCap Growth, LargeCap Stock Index, LargeCap Value Accounts may hold securities of unseasoned issuers but not as a principal investment strategy. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.


TEMPORARY DEFENSIVE MEASURES

From time-to-time, for temporary defensive purposes in times of unusual or adverse market conditions, the Accounts (except the Money Market Account which may invest in high quality money market securities at any time) may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.


There is no limit on the extent to which the Accounts may take temporary defensive measures. In taking such measures, an Account may fail to achieve its investment objective.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. The Accounts are not managed to achieve a particular tax result for the shareholders. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities


Principal Variable Contracts Fund                                      77
www.principal.com
  occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2003, the mutual funds it manages had assets of approximately $7.8 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Bond                         William C. Armstrong
                                        Larry Post
                                        Timothy R. Warrick
           Money Market                 Michael R. Johnson
                                        Alice Robertson
           Real Estate Securities       Kelly D. Rush




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



MICHAEL R. JOHNSON . Mr. Johnson directs securities trading for Principal. He joined the Principal Financial Group in 1982 and took his current position in 1994. His responsibilities include managing the fixed-income trading operation for


78                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Principal and several short-term money market accounts. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



LARRY POST . Mr. Post joined Principal in 2003 with over 30 years of investment experience. Prior to founding the Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. Mr. Post received an MBA in Business Administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2003, Alliance managed $474.6 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Value               Marilyn G. Fedak
                                        John D. Phillips




MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance Capital in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2003, Dreyfus managed 201 portfolios with approximately $167 billion in investment company assets.

                                        DAY-TO-DAY
           FUND                         ACCOUNT MANAGEMENT
           ----                         ------------------
           Partners MidCap Growth I     William C. Jurik
                                        John O'Toole




WILLIAM C. JURIK, CFA . Mr. Jurik is a portfolio manager and Vice President of Mellon Equity. He joined Mellon Equity in 1999 after having spent the previous 6 years with Mellon Financial Corporation. Mr. Jurik has earned an MBA and a BS in Chemical Engineering from Carnegie Mellon University. He is a member of the Association for Investment Management and Research and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.



JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


Relying on an order received from the SEC, the Manager has changed Sub-Advisors for the LargeCap Blend Account.

Through March 8, 2004:


SUB-ADVISOR: Federated Equity Management Company of Pennsylvania ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2003, Federated managed $198 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Blend               Linda A. Duessel
                                        David P. Gilmore




LINDA A. DUESSEL, CFA . Ms. Duessel joined Federated in 1991 and has been a Portfolio Manager since 1995. She became a Senior Vice President of Federated in January 2000 and served as a Vice President of Federated from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of Federated from 1991


80                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
through 1995. Ms. Duessel received her MS in Industrial Administration from Carnegie Mellon University. She has earned the right to use the Chartered Financial Analyst designation.



DAVID P. GILMORE, CFA . Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of Federated in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. He earned his MBA from the University of Virginia and has a BS from Liberty University. He has earned the right to use the Chartered Financial Analyst designation.


Effective March 9, 2004:


SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T.Rowe Price Group, Inc., a financial services holding company, has over 67 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $190.0 billion in assets under management as of December 31, 2003. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.
..

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend      M. Christine Munoz, CFA
                                        William J. Stromberg, CFA
                                        Richard T. Whitney, CFA



M. CHRISTINE MUNOZ, CFA . Ms. Munoz is a Vice President of T. Rowe Price and a Quantitative Analyst in the Systematic Equity Group. She joined the firm in 1984 as a Fund Accountant and began trading for the Taxable Bond Division in 1988. Ms. Munoz earned a B.B.A. from Loyola College and an M.B.A. from the same institution.



WILLIAM J. STROMBERG, CFA . Mr. Stromberg is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., Director of Global Equity Research, and a member of the Equity Steering Committee. He is also President and Chairman of the Investment Advisory Committee of the Capital Opportunity Fund. Prior to joining the firm in 1987, he was employed as a Systems Engineer for the Westinghouse Defense and Electronics Center. He earned a BA from Johns Hopkins University and an MBA from Tuck School of Business at Dartmouth College. He has also earned the Chartered Financial Analyst accreditation.



RICHARD T.WHITNEY, CFA . Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, and a Portfolio Manager in the Systematic Equity Group. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a B.S. and an M.E.E. in Electrical Engineering from Rice University and an M.B.A. from the University of Chicago.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2003, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $559 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum




CHRISTOPHER T. BLUM, CFA . Vice President of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.


SUB-ADVISOR: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to Asset Allocation and Equity Growth Accounts) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2003, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $421 billion in asset under management with approximately $174 billion in institutional assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich
           Equity Growth                MSAM's Large Cap Growth Team -
                                        current members are: William S.
                                        Auslander, Managing Director and
                                        Jeffrey Alvino, Managing
                                        Director




FRANCINE J. BOVICH . Ms. Bovich is Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997. Principal 1993-1996. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.


SUB-ADVISOR: Neuberger Berman Management, Inc. is an affiliate of Neuberger
         Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $70.5 billion in total assets (as of December 31, 2003) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 Andrew Wellington




ANDREW WELLINGTON . Portfolio Manager, Neuberger Berman, since 2001. Mr. Wellington earned a BS from the University of Pennsylvania, Wharton School of Business. He has 12 years of industry experience.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2003, Principal, together with its affiliated asset management companies, had approximately $118.5 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


82                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

                                           DAY-TO-DAY
           ACCOUNT                         ACCOUNT MANAGEMENT
           -------                         ------------------
           Balanced                        William C. Armstrong
                                           Dirk Laschanzky
           Capital Value                   John Pihlblad
           Equity Income                   Rollin Woltjen
           Government Securities           Mark Karstrom
                                           Martin J. Schafer
           Growth                          Mary Sunderland
           International                   Paul H. Blankenhagen
                                           Phyllis J. Vance
           International Emerging Markets  Michael A. Marusiak
                                           Michael L. Reynal
           International SmallCap          Brian W. Pattinson
           LargeCap Stock Index            Dirk Laschanzky
           Limited Term Bond               Martin J. Schafer
           MidCap                          K. William Nolin
           SmallCap                        Todd Sanders





WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen is a portfolio manager at Principal Global Investors. He is responsible for developing portfolio strategy and leading the ongoing management of core international equity portfolios including developed markets portfolios and broad market portfolios. Mr. Blankenhagen is also active in research with an emphasis on the banking and media industries. He joined the firm in 1992 and has been a member of the international equity team since 1995. He was named a portfolio manager in 2000. Mr. Blankenhagen received a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He holds the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at Principal with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in Economics from the University of Denver. He is a member of the Association for Investment Management and Research (AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and


Principal Variable Contracts Fund                                      83
www.principal.com

Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Principal in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.



TODD SANDERS, CFA . Mr. Sanders is an equity analyst for Principal focused on quantitative research. He joined the firm in 1998. Previously, he was an investment analyst for NISA Investment Advisors and in credit analysis/risk management with the U.S. Central Credit Union. He received an MBA in Finance from Washington University and a Bachelor's degree in Finance/Economics from the University of Missouri-Columbia. He is a member of the International Association of Financial Engineers (IAFE), the Global Association of Risk Professionals
(GARP) and the Association of Investment Management and Research (AIMR). He has earned the right to use the Chartered Financial Analyst designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in managing mortgage-backed securities and high quality short, intermediate and long duration portfolios. Mr. Schafer joined the firm in 1977. In the early 1980s, he developed the firm's secondary mortgage marketing operation and in 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985 and institutional portfolios in 1992. Mr. Schafer holds a Bachelor's degree in Accounting and Finance from the University of Iowa.



MARY SUNDERLAND, CFA . Prior to joining Principal in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.



PHYLLIS J. VANCE, CFA . Ms. Vance is a portfolio manager at Principal Global Investors. She is responsible for developing portfolio strategy and leading the ongoing management of core international equity portfolios including developed markets portfolios and broad market portfolios. Ms. Vance is also active in company research and specializes in the health care, industrial and consumer discretionary sectors. She joined the firm in 1978. In 1980, she joined the investment team as an equity research analyst, and was named an international equity portfolio manager in 2000. Ms. Vance received a Bachelor's degree in Industrial Administration from Iowa State University. She holds the


84                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Chartered Financial Analyst designation and is a member of the Iowa Society of Financial Analysts and the Association for Investment Management and Research
(AIMR).



ROLLIN C. WOLTJEN . Since 2000, Mr. Woltjen has been executive director of equities for Principal Global Investors, overseeing the management of domestic, international and emerging markets equity. He brings over 25 years of experience in the investment management and consulting industry to the firm. Previously, he was president of DeMarche Associates, Inc., an institutional consulting and investment research firm. He received a Bachelor's degree from Rider College in Trenton, NJ. He is an associate member of the Association for Investment Management and Research (AIMR).



SUB-ADVISOR: Putnam Investment Management, LLC ("Putnam") was founded in 1937.
         Putnam is owned by Marsh & McLennan Companies, Inc. and the Putnam's senior professionals. Putnam is located at One Post Office Square, Boston MA 02109. As of December 31, 2003, Putnam managed $240 billion in assets firm wide.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       Tony H. Elavia
                                        Brian O'Toole
                                        Eric Wetlaufer




TONY H. ELAVIA, PH.D - TEAM MEMBER . Dr. Elavia is Managing Director and Senior Portfolio Manager in the Large Cap Growth team. Dr. Elavia joined Putnam in 1999. He has 14 years of investment experience. Dr. Elavia earned his B.Com degree in Accounting and MA in Economics from the University of Baroda, India. He also received a Ph.D. from the University of Houston.



BRIAN O'TOOLE - TEAM LEADER . Mr. O'Toole is Managing Director and Chief Investment Officer for the LargeCap Growth team. He joined Putnam in 2002. Mr. O'Toole has 16 years of investment experience. Prior to joining Putnam, he was Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management. Mr. O'Toole has a BA from Saint Mary's College in Orchard Lake, Michigan.



ERIC M. WETLAUFER, CFA - TEAM MEMBER . Mr. Wetlaufer is Managing Director and Co-Chief Investment Officer of the Specialty Growth team. He joined Putnam in 1997. Mr. Wetlaufer has earned the Chartered Financial Analyst designation and has 16 years of investment experience. He received a BA from Wesleyan University.



Sub-Advisor: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the ("Group") of UBS AG. As of December 31, 2003, UBS Global AM managed approximately $58.8 billion in assets and the Group managed approximately $462.9 billion in assets.


Principal Variable Contracts Fund                                      85
www.principal.com

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He has completed the Certified Financial Analyst Level I exams.


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2003 was:

      Asset Allocation               0.80%     LargeCap Growth Equity   1.00%
      Balanced                       0.59%     LargeCap Stock Index     0.35%
      Bond                           0.46%     LargeCap Value           0.75%
      Capital Value                  0.60%     Limited Term Bond        0.50%
      Equity Growth                  0.76%     MidCap                   0.60%
      Equity Income                  0.60%     MidCap Growth            0.90%
      Government Securities          0.43%     MidCap Value             1.05%
      Growth                         0.60%     Money Market             0.48%
      International                  0.85%     Real Estate Securities   0.90%
      International Emerging                   SmallCap
      Markets                        1.25%                              0.85%
      International SmallCap         1.20%     SmallCap Growth          1.00%
      LargeCap Blend                 0.75%     SmallCap Value           1.10%





86                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for an Account that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.

The Asset Allocation, Equity Growth, LargeCap Blend, LargeCap Growth Equity, LargeCap Value, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.


MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2003. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.


ASSET ALLOCATION ACCOUNT

Market  Environment
World financial markets ended the year with one of the best
performances in three years despite a turbulent first half marked by geopolitical fears, economic uncertainties and the threat of SARS. Equity markets staged an impressive rally during the second half on a wave of investor enthusiasm following the end of the Iraq war and massive liquidity stimulus. The rally was further supported by evidence of a synchronized global recovery, as stronger demand emerged in Asia and Europe. Even news of Wall Street scandals in the fourth quarter, which in prior years would have sent markets reeling, could not deflate investor enthusiasm. In a reversal of fortune, the three-year bond rally came to an end when bond and equity returns decoupled in the third quarter. The 10-Year Treasury yield rose to 4.3% by year-end from a historic low of 3.1% in June as the specter of deflation faded. Defying most analysts' forecasts of single-digit equity returns for 2003, the S&P 500 Index rose 28.7%, MSCI EAFE Index rose 38.6%, while the Lehman Aggregate Index returned 4.1% for the year.

GROWTH OF $10,000

        Total Returns of the Account
          as of December 31, 2003
        1 Year  5 Year  Life of Fund
        21.61%  4.31%   8.49%*
* Since inception 6/1/94


      Morgan Stanley
        Capital
     International
     EAFE (Europe,
     Australia and        Lehman Brothers                        Morningstar Moderate         Asset
     Far East) Index       Bond Index          S&P 500 Index      Allocation Category    Allocation Account

        10                   10                    10                    10                    10
"1994"  10.048               10.051                10.204                10.007                10.052
"1995"  11.174               11.907                14.039                12.584                12.128
"1996"  11.85                12.339                17.262                14.357                13.696
"1997"  12.061               13.53                 23.021                17.135                16.187
"1998"  14.473               14.706                29.599                19.395                17.673
"1999"  18.375               14.585                35.827                21.426                21.117
"2000"  15.771               16.281                32.563                21.795                21.457
"2001"  12.363               17.655                28.695                20.751                20.616
"2002"  10.392               19.466                22.351                18.373                17.948
"2003"  14.402               20.264                28.764                22.059                21.827

LOGO

Performance
For the year ended December 31, 2003, the Variable Asset Allocation Fund ( net of fees) returned 20.1%, which outperformed the Morningstar Moderate Allocation Median of 17.7%, and ranked in the top 26th percentile for the year. The Fund outperformed the financial benchmark (45% S&P 500, 15% MSCI EAFE, 40% Lehman Aggregate Index) return of 19.8% for the same time period.

Strategy Review
The Fund's asset allocation decision was one of the largest contributors to performance. We entered the fiscal year with a significant overweight to equities and underweight to bonds, based on attractive valuations and oversold sentiment. Overall, our constructive stance on equities was favorable for the year, as equities outperformed.

Within our overweight to equities we preferred the non-US to the US, which added to results. The portfolio's non-US exposure, particularly to Asia and Emerging Markets contributed strongly to results, as these regions outperformed the US in the second half. These regions benefited from excess liquidity and improved global growth.

Our active currency decision to underweight the US dollar and overweight non-dollar currencies was highly favorable. Our bearish stance on the dollar was based on deteriorating fundamentals of a massive US current account deficit and negative real short-term interest rates. During the year we established our US dollar underweight by adding to the Euro, Japanese Yen, Canadian Dollar, and more recently, the Chinese Renminbi.

Within fixed income, exposure to High Yield added significantly to returns. High yield bonds delivered stellar returns, highlighting investors' increased risk appetite and stronger economic growth.

U.S. Sector selection detracted from results. In the second half we preferred cyclicals to defensive sectors, which was not rewarded as cyclicals remained the market leaders.

Market Outlook
The U.S. economic recovery appears to have broadened to the overall global economy with positive economic news stemming from Europe and Asia. In the U.S., economic activity has been strong highlighted by double-digit capex growth, inventory liquidation and strong export growth. Even the labor market, the Achilles' heel of the U.S. economy, showed tentative signs of improvement. The strength of the recovery is remarkable given lingering structural issues of twin deficits, low levels of capacity utilization and a declining dollar. This dramatic economic turnaround appears to validate the massive liquidity stimulus provided to markets earlier in the year. Despite the surge in growth, monetary policy remains accommodative as inflation has been kept at bay. Although the U.K. and Australia have tightened policy recently, the U.S. Federal Reserve remains reluctant to shift from an easing policy stance until the recovery is sustainable.

The current environment of strong growth accompanied by high liquidity historically has proven supportive for the economy, corporate profits and equities. While the Fed typically tightens monetary policy following such robust periods of growth, we believe a longer reprieve will be granted in this cycle given remaining uncertainties, particularly the weak labor market. With both valuations and economic dynamics favoring equities relative to bonds, we remain overweight equities and underweight bonds relative to the benchmark. We continue to search for areas outside the U.S. that offer favorable valuations and are more attractively priced for a moderate growth environment. We prefer Europe ex-UK, Japan, Hong Kong, and the Emerging Markets. Within U.S. sectors we have reduced exposure to higher beta sectors in favor of groups that offer more stable growth supported by high free cash flows, solid return on equity, strong sales growth, and relatively cheap valuations.

BOND ACCOUNT

While U.S. interest rates ended 2003 very close to where they started the year (based on the 10-year Treasury bond), there were sharp fluctuations in between. The constant for the year was a patient Federal Reserve (Fed), which has been willing to drive short-term rates to very low levels and keep them there. Consequently, the upward rate pressure of more rapid growth was largely nullified, as the Fed anchored short-term rates, and the 10-year Treasury rate ended the year at 4.26%. Given monetary and fiscal stimulus, corporate credit conditions became very favorable during the year, producing excellent corporate bond returns.

GROWTH OF $10,000

       Total Returns of the Account
        as of December 31, 2003
        1 Year  5 Year  10 Year Life of Fund
        4.59%   5.42%   6.53%   8.19%*
* Since inception 12/18/87

                                 Morningstar
          Lehman Brothers     Intermediate-Term
        Aggregate Bond Index    Bond Category         Bond Account
              10                  10                    10
"1994"        9.708               9.627                 9.71
"1995"        11.501              11.297                11.862
"1996"        11.918              11.67                 12.142
"1997"        13.068              12.692                13.429
"1998"        14.204              13.634                14.461
"1999"        14.088              13.468                14.086
"2000"        15.726              14.741                15.237
"2001"        17.053              15.826                16.474
"2002"        18.803              17.073                17.999
"2003"        19.574              17.913                18.825

LOGO

Corporate bonds performed well, as companies continued to repair their balance sheets and realized significant earnings growth. This, in conjunction with moderate corporate bond supply, kept the demand for corporate bonds high. Risk premiums declined during the quarter, driven by low interest rates and an improving economy. This caused riskier sectors within fixed income to consistently outperform, and reversed the flight to quality trend that occurred in 2002.

The Bond Account outperformed the Lehman Aggregate Index during the year with a return of 4.59% vs. 4.10%. Sector allocation during the year was appropriate, with overweighted positions vs. the index to some of the best performing fixed income sectors. One of the major drivers of performance during the year was an increased allocation to below-investment grade corporate bonds. These bonds, which are not a component of the Lehman Aggregate Index, posted the best performance among all fixed income sectors. For the year, this asset class posted a 26.42% excess return over similar duration U.S. Treasuries. Duration is a measure of bond price sensitivity to changes in interest rates. Another key driver of performance during the year was an overweighted position to investment grade corporate bonds. Investment grade credit was the second-best sector in fixed income, posting a 5.27% excess return. Underweighted positions to U.S. Treasuries and agencies also enhanced performance, as these sectors were two of the worst performers in the index.

Our 2004 sector recommendations are based on a sustainable economic recovery in which gross domestic product (GDP) growth will be approximately 4.5% in 2004. The market continues to focus on job creation and the recent improvement in non-farm payroll growth has made investors more confident that the economic rebound will continue. In addition, earnings announcements have generally exceeded expectations, and companies have continued to improve their financial condition by paying down and extending debt maturities. This fundamental improvement, combined with the technically-driven search for yield, led to significant outperformance by the riskier, spread sectors throughout 2003. Our outlook is for this to continue in early 2004. The fund continues to be overweighted in investment grade corporate bonds and has a 10% weighting to below investment grade corporate bonds. U.S. Treasuries and agencies remain underweighted, as these securities offer less relative value in an environment of low interest rates and improving economic conditions. The fund is currently neutral duration to the index.

BALANCED ACCOUNT

The major domestic stock market indexes had a positive year during 2003, reversing some of the negative performance over the past few years. The S&P 500 Index advanced 28.69% during the year, while the Russell 2000 Index, representing small-cap companies, was up 47.25%. Higher corporate earnings and positive economic news drove this equity market advance. The economy appears positioned for continuing growth with low inflation.

GROWTH OF $10,000

        Total Returns of the Account
        as of December 31, 2003
        1 Year  5 Year  10 Year Life of Fund
        18.82%  -0.32%  6.01%   8.44%*
* Since inception 12/18/87

                             Lehman Brothers     Morningstar Moderate
        S&P 500 Index     Aggregate Bond Index    Allocation Category      Balanced Account
            10                 10                    10                       10
"1994"      10.132             9.708                 9.772                    9.791
"1995"      13.94              11.501                12.288                   12.198
"1996"      17.141             11.918                14.019                   13.8
"1997"      22.859             13.068                16.732                   16.274
"1998"      29.391             14.204                18.939                   18.213
"1999"      35.575             14.088                20.922                   18.65
"2000"      32.334             15.726                21.282                   18.674
"2001"      28.493             17.053                20.263                   17.374
"2002"      22.193             18.803                17.941                   15.084
"2003"      28.56              19.574                21.54                    17.923

LOGO

Small-cap companies tended to outperform large-cap companies during the year, as investors sought more aggressive opportunities to add to their equity returns. Value and growth companies both advanced nearly equally during the year, but value companies did have a slight advantage in total return. Our asset allocation has benefited from a positive position in value equities vs. growth during the year. The exposure to small-cap companies was also a positive to overall returns.

During 2003, the balanced portfolio outperformed the benchmark 60% S&P 500/40% Lehman Aggregate Index. The portfolio's return was 18.82%, while the benchmark advanced 18.47% for the trailing 12 months. The outperformance was driven by the asset allocation positions to overweight equities relative to fixed income, which provided only a small positive return during the year. In addition to positive performance from small-cap exposure, there was also positive performance from international equity exposure in the account.

The underlying equity portfolios tended to underperform their respective indexes during the year, but positive performance from asset allocation offset the equity underperformance. The fixed income portfolios were underweighted during the year, which was a positive since the equity markets provided returns well above the 4.10% return of the Lehman Aggregate Bond Index during 2003. The portfolio continues to be well positioned for the new year, with an overweighted position in equities and exposure to small-cap and international equity markets.

CAPITAL VALUE ACCOUNT

The Capital Value Account underperformed both the Morningstar peer group and the Russell 1000 Value Index for the year ended December 31, 2003. The portfolio returned 25.49%, trailing the index by -4.54%. The focus on improving fundamentals and confirmation of those improvements hurt our returns, as companies with low valuations and poor fundamentals continued their strong relative performance.

GROWTH OF $10,000

        Total Returns of the Account
                as of December 31, 2003
        1 Year  5 Year  10 Year Life of Fund
         25.49%  -0.52%  8.82%   12.06%*
* Since inception 5/13/70

        Russell 1000    Morningstar Large       Capital
         Value Index     Value Category      Value Account
            10             10                   10
"1994"      9.802          9.919                10.049
"1995"      13.562         13.121               13.255
"1996"      16.497         15.849               16.37
"1997"      22.301         20.13                21.041
"1998"      25.787         22.767               23.898
"1999"      27.682         24.276               22.873
"2000"      29.625         25.604               23.367
"2001"      27.969         24.229               21.486
"2002"      23.628         19.645               18.551
"2003"      30.723         25.224               23.28

LOGO

During 2003, the stock market posted its first annual gain in four years. The economy established a solid footing, job creation began to take hold, investment expanded and confidence grew. A majority of the portfolio's underperformance for the 12 months stemmed from stock selection. Information technology, health care, and utilities were the best-performing sectors for the period. The consumer discretionary, financials, and materials sectors were negative contributors to performance. Many companies in these sectors have experienced significant price rebounds in anticipation of potential earnings rebounds, which have not materialized. Large holdings with strong performance for the year included Countrywide Financial Corp, Lennar, and Edison International. Companies that hurt our performance this past year included Liberty Media, Lockheed Martin, and Sprint.

The economic momentum from third quarter's 8.2% annual rate of real economic growth carried over into the fourth quarter with only a small drop off. Consumer spending growth moderated somewhat but the dip was more than compensated for by renewed investment and industrial vigor. Job losses waned and the long-awaited pickup in employment got underway. Purchasing manager surveys hit their highest levels in 20 years, boding well for future growth. Chinese and U.S. growth are fueling a synchronized global expansion. During 2003, the stock market posted its first annual gain in four years. Looking forward, the U.S. economic future looks bright, suggesting the recession is over and a recovery is on.

In managing equity portfolios, our investment philosophy is based on the belief that superior stock selection is the key to consistent and repeatable outperformance. To identify these stocks, we focus on finding companies with 1) improving business fundamentals, 2) rising investor expectations, and 3) attractive relative valuation.

Our equity portfolio construction process reflects an active, bottom-up management style, in which security selection drives excess returns relative to the designated index. This process is maintained while neutralizing unintended risks.

EQUITY GROWTH ACCOUNT

In 2003 a number of positive stimuli moved the market forward. The war in Iraq removed a significant geopolitical concern that had hung over the market for some time. The Bush Administration's passage of tax cuts for income, capital gains, and dividends served to make equity investing more appealing. Low interest rates spurred record mortgage refinancing, robust home purchasing activity, debt restructuring, and balance sheet de-leveraging. Corporate earnings recovered after declines in 2001 and 2002, with results topping expectations for the first three quarters of 2003. Manufacturing activity, as reported by the Institute for Supply Management, rose to 66.2 as of December month-end. The advance resulted from an expansion in new orders and a boost in production, both of which point to industrial growth. The University of Michigan's survey of consumer sentiment increased to a level of 92.6 during the year, suggesting that consumers are gaining confidence in the recovery, but are still waiting for labor market improvement. 2003 will also be remembered for the weak U.S. dollar and as a period during which cheaper, more speculative stocks rallied. Small-cap stocks performed best for the year, followed by mid- and large-caps. Growth outpaced value in small and mid cap stocks, but styles were even in large caps. Against this backdrop, the S&P 500 returned 28.68% and the Lipper Large Cap Growth peer group returned 29.96%.

GROWTH OF $10,000

        Total Returns of the Account
        as of December 31, 2003
         1 Year 5 Year  Life of Fund
         25.95%  -0.92%  11.40%*
        * Since inception 6/1/94


        Russell 1000      Morningstar Large       Equity Growth
        Growth Index      Growth Category           Account
            10                10                     10
"1994"      10.191            10.114                 10.259
"1995"      14.04             13.378                 14.792
"1996"      17.192            15.913                 18.941
"1997"      22.84             19.891                 24.784
"1998"      29.011            26.566                 29.481
"1999"      35.077            37.118                 41.126
"2000"      32.341            31.888                 36.31
"2001"      28.315            24.353                 30.914
"2002"      22.185            17.6                   22.345
"2003"      28.818            22.625                 28.144

LOGO

During 2003, across the market cap spectrum, smaller cap and lower quality, more speculative stocks exceeded larger, higher quality names. Our emphasis on the larger, higher quality names we favor had an opportunity cost to our performance.

While sector allocations added to relative return, stock selection was a detractor. Stock selection was weakest in the consumer discretionary sector. An overweight in the sector was a modest positive. The portfolio was hampered by weak performance from a number of retailers, including Wal-Mart, one of the fund's 10 largest positions. Wal-Mart suffered from negative publicity and increased scrutiny surrounding its labor practices. In the third quarter, we established a substantial position in media stocks, some of which performed well through year-end, while others lagged. We believe these stocks are poised for strong performance as the economy recovers, particularly since 2004 has both a Presidential election and the Olympics.

Favorable stock selection in the healthcare sector was unfortunately overshadowed by the negative effect of our sector overweight. Health care did not advance as strongly as other economically sensitive sectors. Among our largest holdings in the healthcare sector, Pfizer and Johnson & Johnson both had a negative effect on relative results. Johnson & Johnson, a company with relatively stable earnings from its broad mix of drugs and consumer products, initially benefited from the approval of its innovative stent to treat coronary artery disease; however, later in the year, the company declined on negative publicity about a number of deaths allegedly linked to the stent as well as concerns about competitive threats and their ability to produce supply to meet demand. We reduced our position in Johnson & Johnson in April. We reduced the portfolio's holdings of Pfizer in the third quarter, based on concerns about increased competition for Lipitor and Viagra, as well as our belief that near-term growth for Pfizer stems from synergies related to the Pharmacia acquisition and not new products. On the positive side, Pfizer maintains a healthy cash flow and no patent expirations.

Stock selection among consumer staples stocks also fell short of the index sector; an overweight in the sector detracted from relative results as well since staples lagged the broad market. Positions in several beverage and food companies, as well as a household products manufacturer were largely responsible for underperformance in this sector. Top 10 holding Procter and Gamble was a significant detractor. We had added to our holdings of Procter and Gamble in the first quarter of the year, anticipating a positive impact from its acquisition of Wella, a German hair care company. Although Procter & Gamble was one of the stronger stocks within the consumer staples sector, its return lagged the broader market. In the fourth quarter, Procter & Gamble announced earnings that beat expectations as the company benefited from sales of its over-the-counter heartburn medicine Prilosec.

In the financial services group, lagging stock performance was compounded by the impact of a meaningful sector underweight. Among the portfolio's largest financial positions, Citigroup was a strong positive contributor, while American International Group's return was less than half that of the index sector. Following a strong run in financials, we took profits in several names over the course of the third quarter, including Citigroup. We subsequently added incrementally to our Citigroup holdings, taking advantage of a price decline in August. Late in the year, Citigroup benefited from positive market reaction to its proposed acquisition of a Washington Mutual unit expected to broaden Citigroup's consumer lending presence and extend its geographic reach. AIG declined sharply in February following its announcement of a substantial charge to cover higher-than-expected claims by U.S. businesses for costs of sick workers and jury settlements. Through the remainder of the year, the stock's price vacillated within a relatively narrow range before gaining some momentum in the fourth quarter.

The fund's position in the industrial sector also detracted from relative performance, due to both weak performance of individual holdings and the effect of a sector underweight. While top 10 holding General Electric added to relative results, its contribution was not enough to offset losses in a number of other industrial stocks, particularly defense contractors. In the first quarter, we reduced our position in General Electric, taking advantage of the stock's strength. We subsequently increased our holdings of General Electric in August due to our belief that the company can successfully remake itself into a high growth, service-oriented business. In November, GE management indicated that after limited to modest profit growth in 2004 they anticipated double-digit profit growth in 2005.

The portfolio's energy position had a moderate negative effect on relative results, due mainly to lagging stock performance. An underweight in the strong performing materials sector also detracted from relative performance.

An overweight in the information technology sector was the largest positive contributor to relative results for the year. This was augmented by strong stock selection. Among the portfolio's largest technology positions, Cisco and Intel were significant positive contributors. Semi-conductor company Intel more than doubled in price, while communications equipment provider Cisco's gain was in the high double digits. Both companies benefited from accelerating economic momentum, strong earnings reports, and an improved outlook for corporate spending. A large overweight in Microsoft detracted from relative results. Despite Microsoft's weak showing this year, the company's prospects remain favorable with substantial cash available for acquisitions or dividends and expected earnings growth of 10% annually over the next five years. Microsoft paid its first dividend in 2003 and is expected to double the small initial payout in 2004. The fund generally benefited from its semi-conductor position as the semi-conductor industry advanced amid the improved economic environment. During the third quarter, we cut back on our semi-conductor allocation following the group's strong performance. However, we remained overweight in the industry.

A meaningful underweight in telecommunications stocks also added to relative return. Although telecommunications stocks were among the leaders in the early stages of the 2003 rally, telecommunications finished the year as the worst performing index sector.

As we enter the second year of the recovery, we are encouraged by signs of continued economic strength globally. Corporate profits hit an all-time high in the third quarter and negative earnings pre-announcements have been muted, which bodes well for the fourth quarter earnings season. As well, the flow of money into growth mutual funds has outpaced the flow into non-growth funds for the last four months. We continue to position the portfolio for recovery and emphasize high quality growth companies. It is our hope that quality will be rewarded in the coming year as investors rotate away from the more speculative stocks that drove the market in the early stages of the recovery.

GROWTH ACCOUNT

For the full year 2003, the portfolio rose 26.46% lagging the 29.75% rise of the Russell 1000 Growth Index. The portfolio's bias toward high quality growth stocks hurt performance in 2003. During the year, value stocks slightly outperformed growth stocks and low-quality stocks surged. The portfolio's quality bias was most affected in the second quarter, when low-quality stocks with weak balance sheets and deteriorating fundamentals surged as short sellers covered their positions. Although high-quality stocks continued to lag for the remainder of the year, the portfolio performed well after that period. As the economic recovery stabilizes we expect high-quality stocks to recover.

GROWTH OF $10,000


        Total Returns of the Account
        as of December 31, 2003
        1 Year 5 Year  Life of Fund
        26.46%  -6.91%  5.02%*
        * Since inception 5/2/94


        Russell Midcap  Morningstar Large      Growth
         Growth Index   Growth Category       Account
            10              10                10
"1994"      10.107          10.132            10.542
"1995"      13.541          13.402            13.243
"1996"      15.908          15.942            14.9
"1997"      19.494          19.928            18.917
"1998"      22.976          26.616            22.957
"1999"      34.76           37.188            26.729
"2000"      30.679          31.948            24.016
"2001"      24.494          24.399            17.892
"2002"      20.528          17.633            12.691
"2003"      29.298          22.667            16.049

LOGO

Despite the low quality surge, the portfolio benefited from solid stock selection in the technology sector, where more cyclical technology exposure helped performance. The portfolio benefited from large positions in 3M, Cisco, Linear Technology and Symantec as the market embraced economically sensitive stocks. Performance was held back by large positions in Johnson & Johnson and Medtronic, as the market shunned defensive health care holdings.

We expect the economy to continue to strengthen over the next six to 12 months, which should boost corporate profits and stock returns. The fund continues to maintain positions in companies with the highest quality long-term growth potential. We think the low quality rally is unsustainable and expect investors will return to higher quality stocks over the next six to 12 months.

GOVERNMENT SECURITIES ACCOUNT

The Government Securities Account returned 0.26% in the fourth quarter, which was identical to the Lehman Government/Mortgage Index. For the year, the account gained 1.84% vs. 2.73% for the Lehman Gov't/Mortgage Index. This performance reflects the account's higher weighting to mortgage securities whose performance was negatively impacted by high mortgage refinancing and prepayment on higher coupon mortgage securities.

GROWTH OF $10,000

        Total Returns of the Account
          as of December 31, 2003
        1 Year  5 Year  10 Year Life of Fund
        1.84%   5.78%   6.40%   7.85%*
        * Since inception 4/9/87

                                               Morningstar
           Lehman Brothers   Lehman Brothers   Intermediate     Government
           Mortgage-Backed    Government/      Government       Securities
            Bond Index       Mortgage Index     Category         Account
               10               10               10               10
"1994"         9.839            9.724            9.598            9.547
"1995"         11.492           11.456           11.174           11.368
"1996"         12.107           11.878           11.487           11.749
"1997"         13.256           13.011           12.458           12.969
"1998"         14.179           14.146           13.386           14.042
"1999"         14.443           14.07            13.193           14.001
"2000"         16.055           15.799           14.613           15.597
"2001"         17.375           17.017           15.613           16.784
"2002"         18.895           18.729           17.029           18.261
"2003"         19.475           19.24            17.395           18.597

LOGO


For 2003, the account benefited from its weighting in agency nonmortgage bonds, which performed well during the extreme volatility of 2003. The account performance was hurt by the position in 6.0% mortgages, which were refinanced at par ($100) and performed poorly with a shorter duration than the Lehman Government Mortgage Index. Declining mortgage rates produced a record level of mortgage refinancing and this diminished the performance of all premium 6.0% and 6.5% mortgages during the period. The account purchased discount mortgages (mortgages priced under $100) in an effort to avoid prepayments and to improve performance in the bond market rally.


In the fourth quarter, the bond market reacted to further signs of a strengthening economy and anticipation of a less accommodating Federal Reserve
(Fed) making their first move towards higher interest rates. During this period intermediate-term interest rates rose 0.30% to 0.50%. This interest rate rise and shorter portfolio duration, combined with slower principal repayments and a lower mortgage risk premium, caused the account to perform in line with the Government Mortgage Index.


INTERNATIONAL SMALLCAP ACCOUNT

After three consecutive years of declines, global equity markets bounced back in 2003. The Citigroup Extended Market Index (EMI) World ex US was up 53.73% for the year. International small companies extended their outperformance over large companies in 2003 and the Citigroup EMI Index outperformed the MSCI EAFE Index by 15.14%.

GROWTH OF $10,000

        Total Returns of the Account
          as of December 31, 2003
        1 Year  5 Year  Life of Fund
        54.15%  11.61%  8.06%*
        * Since inception 5/1/98

             Morgan Stanley
                Capital
              International       Citigroup         Morningstar
              EAFE (Europe,       Extended           Foreign
               Australia         Market Index       Small/Mid       International
              and Far East)         (EMI)           Growth            SmallCap
             SmallCap Index      ex US Market       Category           Account

                  10                10                10                10
"1998"            10                9.496             9.542             8.963
"1999"            11.973            11.729            17.6              17.371
"2000"            11.068            10.517            14.884            15.373
"2001"            9.683             8.867             11.226            12.014
"2002"            8.926             8.221             9.452             10.068
"2003"            14.402            12.638            14.563            15.52

LOGO

Canada was the strongest region this year, with the Citigroup EMI Canada Index up 65.93%. The Asia Pacific ex Japan markets were also very strong, and the Citigroup EMI Asia Pacific ex Japan Index was up 65.34%. Japan and Europe were the lowest performing regions, with the Citigroup EMI Japan and Citigroup EMI Europe Indexes up 49.48% and 52.20%, respectively.

Currency movements had a significant impact on returns again in 2003. The U.S. dollar weakened relative to all major foreign currencies this year, increasing the reported U.S. dollar returns of foreign markets. For the entire year, a depreciating U.S. dollar added approximately 15.0% to the Citigroup EMI Index return.

The  telecommunications  sector  led  international  small-cap  markets in 2003, increasing over 100%. Other outperforming sectors included information technology, industrials and materials. The utilities sector was the worst performing international small-cap sector, rising just over 35%. Other underperforming sectors included consumer staples, health care, financials and consumer discretionary.

The International SmallCap Account increased by 54.15% in 2003, outperforming the Citigroup EMI Index by 0.42%. The largest contributor to this outperformance was strong stock selection in the industrials, materials, financials, consumer discretionary and telecommunication services sectors. Poor stock selection in the information technology and energy sectors detracted from performance for the year.

From a regional perspective, strong stock selection in Japan and Europe was the biggest contributor to performance in 2003. Poor stock selection in Australia and Canada were the biggest detractors from performance.

We believe market fundamentals remain quite strong. Growth is increasing in most of the world's major economies, corporate profitability is improving and interest rates look to remain low. Over the last quarter of 2003, our investment approach worked well as companies with high levels of positive business fundamentals tended to outperform. We expect this trend to continue into 2004.

We remain focused on identifying attractively valued companies that are exhibiting positive fundamental business improvements..

INTERNATIONAL EMERGING MARKETS ACCOUNT

Emerging market equity performance for the year provided a good reflection of the themes that dominated much of 2003: U.S. dollar weakness, commodity price strength, the resilient price of oil, and the emergence of a synchronized global economic recovery. The emerging markets equity portfolio returned 57.2%, outperforming the MSCI Emerging Markets Free Index (EMF), which rose 56.2% for the year. The portfolio also outperformed the MSCI Europe, Australasia and the Far East Index (EAFE), which returned 38.5%. In addition, the portfolio outperformed the Standard & Poor's 500 Index at 28.6%, and the NASDAQ at 50.0%. Latin America was the best-performing region, with a return of 72.3%, followed by Eastern Europe, the Middle East and Africa (EEMEA) at 56.4%. Asia returned 50.6% for the year.

GROWTH OF $10,000

        Total Returns of the Account
        as of December 31, 2003
        1 Year          Life of Fund
                57.20%          8.72%*
* Since inception 10/24/00


               Morgan Stanley         Morningstar
                   Capital            Diversified       International
               International           Emerging           Emerging
               EMF (Emerging           Markets            Markets
              Markets Free) Index      Category           Account
                    10                  10                  10
"2000"              8.668               9.33                9.386
"2001"              8.452               8.982               8.988
"2002"              7.945               8.452               8.302
"2003"              12.416              13.126              13.051

LOGO

Stock selection accounted for the bulk of outperformance on both a sector and country basis. The portfolio outperformed significantly in the information technology and consumer discretionary sectors. The portfolio benefited during the year from good stock selection, especially in South Africa and South Korea.

Recent interest rate cuts in Brazil will continue and we have noted early signs of real wage increases. This should spark a long-awaited pick up in consumer spending. Further positive political news is expected, as fiscal and pension reform grind though the congressional process. Mexico is more of a question mark, with reasonable growth, a weaker currency outlook, and a lame duck presidency. In Argentina, the economic recovery from the crisis of 2001-2002 gathers steam, and we have recently been adding to positions in that country. The Russian market will dominate EEMEA for the foreseeable future. The central European markets continue to be driven by convergence with Europe. The South African market is still dominated by the performance of the rand. In the short term, the rand will be supported by the weaker U.S. dollar, stronger commodities, and high gold prices. Longer term the rand is becoming overvalued.

The fund will remain aggressively positioned in Asia. The strong economic rebound, high liquidity environment and weak U.S. dollar point to strong equity returns for 2004 in the region. In Southeast Asia, we are excited about Indonesia's prospects in an environment of lower interest rates and higher commodity prices. In Malaysia, we have a positive outlook on Prime Minister Abdullah Badawi's new administration, but are cautious on the market due to high valuations. Korea should benefit from continued strength in global trade. Taiwan's close links to mainland China provide a good stimulus for the local economy, which continues to perform well. Chinese momentum, both economically and in the equity market, keeps building.

Emerging markets offer an inexpensive and higher growth alternative to developed markets. We will continue to buy undervalued stocks with clear growth outlooks.

INTERNATIONAL ACCOUNT

Global equity markets rebounded strongly in 2003. The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) rose 38.59%. Appreciation of foreign currencies, relative to the dollar, contributed 15.22%, or almost 40% of the index gain. Driven by economic recovery, the materials, industrial, and information technology sectors were the strongest performers. The financial sector also rose significantly. Sectors that are not economically sensitive, such as consumer staples and health care, underperformed the market. Poor quality companies experienced some of the greatest gains. Small-cap companies and emerging markets outperformed the MSCI EAFE Index.


GROWTH OF $10,000

        Total Returns of the Account
                as of December 31, 2003
        1 Year  5 Year  Life of Fund
        32.33%  -0.59%  5.34%*
        * Since inception date 5/2/94

              Morgan Stanley
                 Capital           Morningstar
              International          Foreign
              EAFE (Europe,         LargeCap
             Australia and           Blend           International
             Far East) Index        Category           Account
                  10                 10                 10
"1994"            10.048             9.783              9.663
"1995"            11.174             10.836             11.032
"1996"            11.85              12.177             13.8
"1997"            12.061             12.886             15.489
"1998"            14.473             14.619             17.035
"1999"            18.375             20.287             21.452
"2000"            15.771             17.049             19.663
"2001"            12.363             13.344             14.891
"2002"            10.392             11.096             12.498
"2003"            14.402             14.793             16.539

LOGO

The international account returned 32.33% for the year, underperforming the index. The underperformance was driven by poor stock selection in the financial and materials sectors. Greater exposure to currencies that failed to appreciate, relative to the dollar, as much as the euro also hurt performance. The international account did not invest in poor quality companies, some near bankruptcy, which significantly appreciated during the year. The fund benefited from strong stock selection in the telecommunication services sector.

We strongly believe in our bottom-up, borderless investment approach. We have developed a more robust quantitative screening platform that was fully incorporated into our investment process in 2003. We expect this will enhance stock selection going forward.

LARGECAP BLEND ACCOUNT

The market moved steadily higher throughout the fiscal year, after hitting a three-year low on October 9th of 2002. Leadership in this new bull market was predominately provided by those sectors and stocks which are more cyclically oriented and leveraged to an economic rebound. Strong monetary and fiscal stimulus (including one of the largest tax cuts in U.S. history) provided liquidity and additional discretionary income, increasing consumption and demand for equities. These catalysts simultaneously lifted both the economy and stock market from their doldrums.

GROWTH OF $10,000

        Total Returns of the Account
        as of December 31, 2003
        1 Year          Life of Fund
         23.76%          2.74%*
* Since inception 05/01/02

                         Morningstar
             S&P 500     Large Blend       LargeCap
              Index       Category       Blend Account
              10            10              10
"2002"        8.269         8.215           8.453
"2003"        10.641        10.41           10.461


Optimism and rising expectations for an accelerating economy were supported by a preponderance of positive and improving macroeconomic data. The service sector has been in recovery for several months, and even manufacturing-in decline for 35 consecutive months through June - began to expand again in July. On the consumer side, retail sales have been consistently strong. The economic data has been reinforced by few negative earnings preannouncements or surprises by companies which have right-sized their cost structures to a more normal demand environment. As economists steadily increased their calendar 2003 growth estimates throughout the year, resolution of the official war with Iraq, combined with an increased corporate and consumer confidence, encouraged investors to be more accepting of risk.

As would be expected in a cyclical bull market, the preponderance of equities across all levels of capitalization rose, with both Growth and Value styles benefiting from the year-long rebound. Value stocks outperformed Growth stocks, returning 31.8% and 25.7%, respectively. Leadership was provided by those names generally of smaller size, with higher financial and operating leverage, lower quality and higher beta.

During the twelve-month period ended December 31, 2003, the Partners Variable Contracts, Inc. Large Cap Blend Account returned 23.76%, trailing the S&P500 Index which gained 28.68%. After two strong years of performance, we are disappointed that we did not fully participate. In a market driven predominately by a single factor (i.e momentum) our fundamental, valuation driven approach was disadvantaged. Our incremental approach based upon screens and fundamentals, employing a balanced risk/reward methodology, did not fare well in a market where returns were asymmetrically skewed toward higher risk.

Stock selection (generally, less cyclical) was the primary factor for underperformance versus the benchmark. Specifically, while stock selection was strong/neutral within Consumer Staples and Materials, it was offset by lackluster performance within Information Technology, Consumer Discretionary and Financials. In this rising market, performance was held back by having any cash, in addition to being underweight Financials and Information Technology. Alternatively, being overweight Utilities and Industrials benefited the portfolio. Although we were correct in calling for a better/positive year in 2003, we did not fully appreciate the benefit of the extreme monetary and fiscal stimulus. We were correctly positioned to benefit from an improving corporate/industrial economy, yet underestimated the benefit of an improving consumer-driven economy.

You may recall we started making moves within the portfolio toward riskier names in the third quarter of 2002. We reduced exposure in Health Care, Utilities and Energy, putting proceeds into opportunities within Financials, Information Technology and Telecommunication Services. These moves, which continued consistently throughout the year, proved to be correct. Our process driven, incremental approach, prevented us from participating fully in the rally. However, our approach is disciplined and deliberate with a focus on risk/reward, and we believe this has served us well over time.

We continue to be positive toward the overall market, though more cautious than last year at this time. We remain positive because even though expectations have risen over the past year, they still remain reasonable. More importantly, our analysts' discounted cash flow models, in aggregate, indicate the majority of stocks are trading at/near fair value, allowing for some room for the market to trade higher provided companies continue to meet/beat expectations, as we expect. While many risks remain, there are two additional factors which could help lift the economy for a second year in a row. First, an increasing supply of oil that ultimately will come from Iraq and non-OPEC members, could potentially lower the price of energy. Second, we have yet to see businesses increase their historically low inventory levels in response to the strengthening economy. We do not believe the potential for increased production, coupled with a recovery in the labor markets is factored into stocks.

We continue to be market/overweight Information Technology and Industrials with a bias toward corporate cyclicals. In addition, our overweight within Energy and Telecommunication Services are deep value, contrarian plays. At the end of the fiscal year, the portfolio held 51% of assets in Value stocks, with the remaining 49% in Growth stocks.

LARGECAP GROWTH EQUITY ACCOUNT

As the U.S. economy staged a dramatic recovery in 2003, global equity markets shook off daunting geopolitical concerns and rallied heartily. The Account participated in the market's exuberant advance, gaining 24.4%, but trailed the Russell 1000 Growth Index, which returned 29.8%. Especially noteworthy for the year was the sharp appreciation in the stock prices of lower quality, higher volatility, smaller capitalization companies. The portfolio was concentrated in higher quality names whose gains lagged somewhat by comparison.

GROWTH OF $10,000

        Total Returns of the Account
        as of December 31, 2003
        1 Year          Life of Fund
        23.14%          -22.33%*
* Since inception 10/24/00


        Russell       Morningstar      LargeCap
        1000            Large           Growth
        Growth         Growth           Equity
        Index          Category         Account
        10               10              10
"2000"  8.257            8.789           7.78
"2001"  6.585            6.712           5.44
"2002"  4.749            4.851           3.63
"2003"  6.162            6.236           4.47

LOGO

A beneficial overweight to technology was offset by unfavorable stock selection in the sector, notably in the electronics industry, where underweighting Texas Instruments and Motorola detracted, offsetting the benefit of an overweight position in Intel.

Within the retail area of consumer cyclicals, beneficial positions in Advance Auto Parts and Best Buy were offset by holding laggards Kohl's, Wal-Mart, and TJX. In addition, not owning Internet survivors Yahoo! and eBay, in commercial services, negated adept stock selection in lodging/tourism (Royal Caribbean) and homebuilding (D.H. Horton, Lennar).

In health care, pharmaceuticals (Pfizer) and medical technology (Zimmer) had the largest negative impacts. The biotechnology area also detracted, primarily due to an overweight position in sluggish Amgen and an underweight position in Genentech, which soared during the second quarter on the promise of its new blockbuster colorectal drug, Avastin.

The basic materials sector contributed most to relative performance, primarily due to holding Freeport McMoran, in the metals area, which rose over 150% in 2003 as copper and gold prices breached five-year highs. Underweighting the sluggish consumer staples sector also helped, as did an overweight to Career Education, in schools/education.

As the new year unfolds, the portfolio is positioned to take advantage of continued growth in the U.S. economy. The technology commitment has increased from a moderate underweight a year ago to the portfolio's largest overweight as we enter 2004, concentrated on the electronics, computers, and communications equipment industries. Financials are also overweight, focused on two high-quality credit card companies in consumer finance (MBNA and Capital One). The consumer cyclicals sector is also overweight, with all of that emphasis in the retail area. The consumer staples sector is de-emphasized, especially so in the lower-growth beverage, food, and consumer goods areas.

LARGECAP VALUE ACCOUNT

Market Overview & Performance
After dropping more than -40% over the prior three years, the S&P 500 gained nearly +29% in 2003, including more than +12% in the fourth quarter. Mounting evidence that the economy and corporate profits were improving drove the rally. After nearly three years of value leadership, returns for the growth and value indexes were almost identical during the year.


GROWTH OF $10,000

        Total Returns of the Account
        as of December 31, 2003
        1 Year          Life of Fund
        28.05%          5.77%*
* Since inception 05/01/02

                            Morningstar
        Russell 1000        Large Value         LargeCap
         Value Index         Category        Value Account
            10                10                10
"2002"      8.404             8.222             8.576
"2003"      10.928            10.557            10.982

During the period your portfolio had strong absolute returns, rising +28.5%, and performed about in line with the market, measured by the S&P 500 (+28.7%) but underperformed the Russell 1000 Value benchmark (+30%).

Stock selection in the consumer growth sector had the largest negative impact on performance. Several of our pharmaceutical firms, including Schering Plough, Wyeth and Pfizer underperformed due to investor concerns about weak product pipelines, patent expirations and pricing pressures. On top of these industry pressures, Wyeth was dragged down by news that it had added reserves to its "fen-phen" (diet drug) settlement trust. Though our positions in these stocks hurt performance, we continue to view them as attractive value opportunities and are confident in the long-term outlook due to continuing growth in prescriptions, both as the population ages and as new pharmaceuticals are under development.

In this environment, cyclical stocks led the market up, with the portfolio's technology stocks particularly strong on signs of a revival in capital spending. Nortel Networks, Corning, Sanmina and Avaya rose an astounding +163%, +215%, +181% and +428%, respectively, from very depressed levels. As the strong economy prompted more people towards home ownership, our homebuilders outperformed; Centex, Pulte and KB Home rose +118%, +96% and +70%.

Outlook
The increasingly positive economic environment, coupled with outperformance by value during 2000-2002, have reduced the attractiveness of US equities and narrowed the value opportunity to below our long-term average. The big value themes we saw in recent years have largely been realized; this generated our very strong premiums in 2000, 2001 and 2002. Without the return potential in new themes to justify concentration, we have reduced portfolio risk; the wide dispersion of the opportunity has led us to significantly reduce our sector weights relative to the index. Yet, we continue to believe that we can outperform by using our research-based stock selection as we did in other periods of spread compression.

LIMITED TERM BOND ACCOUNT

The Limited Term Bond Account underperformed the Lehman Mutual Fund 1-5 year Government/Credit Index since inception on May 1, 2003. The fund returned 0.78% compared to 1.68% for the index since the fund's inception.* The account's mortgage-backed securities (MBS) holdings experienced the most volatile period since the refinancing/prepayment wave of 1993 and 1994. Performance was enhanced by broad corporate diversification and overweighted sector allocation to asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and agencies. The tremendous growth of the fund adversely affected fund performance.

Two key factors caused the U.S. economy to be lackluster in late 2002 and early 2003. First, the uncertainties surrounding the possibility of war in Iraq affected business decisions. This, coupled with the lingering concerns created by corporate governance scandals, stalled business investment in the first quarter of 2003. Fortunately, a vibrant housing market lifted construction activity and refinancing provided extra support to consumer spending.

Both interest rates and stock prices began to rise by June. Economic activity picked up and then accelerated further the summer of 2003, as tax cuts boosted household disposable income. Investors, as well as businesses, started to take more risks. Third quarter 2003 produced an increase of 8.2% in real gross domestic product (GDP), the broadest measure of U.S. output. This was the fastest quarterly rate of growth in nearly 20 years. This pace of growth is unsustainable, but sets the stage for reasonable growth in 2004. The strength of the economy during 2004 will depend on the strength of the U.S. labor market, which is just starting to grow.

By employing a disciplined investment process and by focusing on sector and security selection, we expect to reward our clients with favorable results over a reasonable period of time. We have ample opportunity to enhance fund returns, and to provide a well-diversified portfolio by exploiting expertise in a variety of market sectors.

*Fund returns are after expenses, which do not apply to the index.

MIDCAP ACCOUNT

There has been no change in portfolio strategy in the past year. Our focus is on purchasing high-quality businesses with competitive advantages and paying a reasonable price for them. We also focus on minimizing business risk when selecting companies for the portfolio. We believe this strategy will result in superior returns, over time, while moderating volatility.

GROWTH OF $10,000

      Total Returns of the Account
       as of December 31, 2003
        1 Year  5 Year  10 Year Life of Fund
        32.81%  8.61%   11.72%  14.20%*
* Since inception 12/18/87

                                      Morningstar
                   Russell             Mid-Cap
                    Midcap              Blend                MidCap
                    Index              Category             Account
                    10                  10                  10
"1994"              9.791               9.839               10.078
"1995"              13.164              12.664              13.002
"1996"              15.665              15.253              15.747
"1997"              20.209              19.287              19.329
"1998"              22.248              20.593              20.042
"1999"              26.304              24.444              22.655
"2000"              28.474              25.268              25.96
"2001"              26.871              24.015              24.997
"2002"              22.521              19.913              22.81
"2003"              31.547              27.165              30.294

LOGO

The account underperformed the Russell MidCap Index for the year, posting a 32.81% return, compared to a 40.01% return for the index. Low-quality companies without earnings outperformed high-quality companies in the past year. Our focus on high-quality companies and our underweighting in companies without earnings were the main contributors to our underperformance. The primary contributors to the underperformance during the year were the technology and consumer discretionary sectors.

The strategy of the portfolio is evident in the characteristics of the portfolio vs. the index. Two key measures of the quality of a business are return on equity (ROE) and net margin (net income/sales). The higher these ratios are, the more profitable the company. The companies in the portfolio have an ROE of 17% vs. 14% for the index. Net margin is also higher for the companies in the portfolio, at 12% vs. 9% for the index. One measure of reasonable valuation is the price/earnings ratio (P/E). The high quality companies in the portfolio have a P/E of 26 and are less expensive than the index companies' P/E of 32. We believe that superior businesses that are selling at reasonable valuations are a great combination.

MIDCAP GROWTH ACCOUNT

Market Commentary:
The year 2003 was a welcome relief to equity investors. A quick end to formal hostilities in Iraq, healthier economic data, and an accommodative Federal Reserve were all instrumental in driving equity markets to post impressive positive returns during the year. As geopolitical risks diminished with the end of major conflict in Iraq, investors increased their focus on a number of positive economic influences. An improving economy translating into better corporate earnings and growth prospects drove strong equity performance, especially from the most economically sensitive sectors of the market. A historically low interest rate environment in the U.S. continued to drive demand for mortgage refinancing, providing consumers with the opportunity to improve their personal balance sheets. Political momentum for stimulating the economy with tax relief, including preferential tax treatment of stock dividends, also provided investors reason to cheer.

GROWTH OF $10,000

        Total Returns of the Account
          as of December 31, 2003
        1 Year  5 Year  Life of Fund
        40.58%  0.60%   -0.08%*
* Since inception 5/1/98

                Russell Midcap       Morningstar Mid-Cap       MidCap Growth
                 Growth Index        Growth Category            Account
                   10                    10                       10
"1998"             10.328                10.258                   9.66
"1999"             15.625                16.813                   10.691
"2000"             13.791                15.653                   11.557
"2001"             11.011                12.322                   9.602
"2002"             7.994                 8.93                     7.08
"2003"             11.409                12.153                   9.953

LOGO

Impressive double-digit returns were witnessed across all capitalization and style strata. All major U.S. domestic equity indices this year have experienced double digit increases, and we believe near-term opportunities have not disappeared in spite of the recent market rise. A more confident consumer armed with better buying power can continue to buoy demand for discretionary goods, and the early signs of cyclical improvement in the demand for large capital goods will help spur new capital investment across varied industry groups.

Our equity investment process is designed to recognize current market leadership, and then to build portfolios that have exposures to those types of characteristics, so that our client portfolios will participate in any market rally. We remain optimistic about the current equity market. We are focused on seeking out investments with solid fundamental underpinnings which also have the potential for sustainable growth. Such investments will serve our clients well, and ensure the success of this mandate.

Performance Review:
For 2003, the Fund finished with a 18th percentile ranking. Over this time period, the fund posted a return of 38.87% which underperformed the Russell Midcap Growth Index return of 42.71% but easily beat the median manager return of 33.37%.

The portfolio benefited from strong stock selection in the Health Care and Producer Goods sectors. Holding Health Care names such as Humana Inc., Express Scripts Inc. and Caremark Rx Inc. contributed to strong absolute returns. These holdings had good valuations and were viewed as companies that could help rein in escalating health care costs. Each of the stocks were up over 35% for the year. In the Producer Goods sector, holdings such as Monsanto Co. and Precision Castparts Corp. were up over 50% as earnings for these cyclical companies improved as the economy strengthened.

The portfolio was hurt by poor stock selection in the Services and Consumer Cyclicals sectors. Holding names such as Jones Apparel Group Inc. and Pharmaceutical Product Development Inc. was costly as both companies reduced earnings forecasts and were down for the year.

Market Outlook:
We expect to see a continued improvement in the economy into 2004, fueled in large part by capital spending and ongoing improvements in consumer confidence. In this environment, we believe a long-term, focused investment strategy will be rewarded and that fairly valued companies with earnings growth prospects will likely benefit.

We continue to search for firms with positive earnings dynamics and reasonable valuations while staying true to our midcap growth mandate. We also continue to dedicate significant assets to researching and identifying ways to improve our stock selection methodology. This is an ongoing process. Through research, superior stock selection and risk controlled portfolio construction, our goal is to provide consistent outperformance relative to a benchmark.

MONEY MARKET ACCOUNT

During 2003, the Federal Reserve (Fed) implemented one rate cut of 0.25% on June 25, which lowered the fed funds target rate from 1.25% to 1.00%. This is the lowest level since 1958. The war in Iraq dominated the focus of the market during the first part of 2003. The Fed even suspended its bias in March due to the uncertainty surrounding the war. As the outcome of the war became certain, investors' focus shifted to the anticipated date when the Fed would begin raising rates. However, by the end of the year the Fed had become less of a factor in the market as it made it clear short rates would be kept low for a "considerable period."

During 2003, money funds had a second year of outflows and registered a 9% decline in total industry assets. This is the largest outflow since 1983. Outstanding commercial paper (short-term obligations) also fell for a third straight year. Commercial paper declined $83 billion in 2003, $110 billion in 2002, and $161 billion in 2001.

The industry average maturity over the course of 2003 was in the area of 51-59 days. The portfolio actively monitors the industry average in order to keep both the yield and maturity within the range of our typical competitors. Holdings of maturities in the nine- to 13-month time frame helped the yield remain competitive vs. our peer group. We continue to invest in high quality securities that are actively monitored by our fixed income analytical staff.

Investments in the money market account are neither insured nor guaranteed by the U.S. government. While the portfolio strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.


MIDCAP VALUE ACCOUNT

Performance
The Principal Investors Fund-Partners Mid Cap Value Fund (PIF-MCV) produced a solid total return in 2003 but fell slightly shy of the Russell Midcap Value Index (RMCV).

GROWTH OF $10,000

        Total Returns of the Account
           as of December 31, 2003
        1 Year  Life of Fund
        36.49%    12.46%*
* Since inception date 5/3/99

        Russell         Morningstar
        Midcap          Mid-Cap          MidCap
        Value           Value            Value
        Index           Category        Account
        10                10             10
"1999"  9.232             10.023         11.024
"2000"  11.003            11.709         14.445
"2001"  11.26             12.458         14.072
"2002"  10.173            10.85          12.67
"2003"  14.045            14.58          17.293

LOGO

On an absolute basis, PIF-MCV's holdings in Consumer Discretionary and Financials made the largest contribution to portfolio total return. The positive impacts of portfolio holdings within Health Care, Energy, Industrials and Information Technology (IT) were also sizable.

On a relative basis, strong stock selection in Consumer Discretionary and Energy was beneficial, while lower (albeit solid) returns in Health Care and Financials led to underperformance of the index.

We continue to be significantly overweight the Health Care and Energy sectors and substantially underweight Information Technology and Utilities. This is not due to our outlook on the sectors themselves, but is a result of our bottom-up stock selection process. We believe our holdings within Health Care and Energy remain very attractive on a fundamental and valuation basis. The fundamentals of the companies we own in both sectors are, in our opinion, more favorable now, going into 2004, than they were going into 2003. Even if commodity prices end up being weaker than expected, we have confidence that our holdings would still be able to meet our earnings expectations, given their solid balance sheets and low operating and financing costs that would protect margins. In addition, their low valuation multiples would likely provide a cushion against stock price pressures. As for our underweight allocation to Information Technology, we have simply been unable to find many quality companies at valuations not already reflecting highly optimistic economic and earnings growth assumptions.

Investment Strategy and Outlook
We have a neutral view on the stock market; i.e., we believe 2004 is likely to be a year of normal, single-digit returns. After a strong 2003, we believe investors' positive expectations are already being reflected in many equity valuations, and see little remaining that could carry the market significantly higher. We do, however, believe that there is ample opportunity for select stocks in 2004: those companies trading at valuations below what they are worth. While we don't know when the valuation gaps will close, we are confident that they will. We are therefore more bullish on our value-oriented portfolio than on the equity market as a whole. While projections of earnings may not come to pass, we note that our portfolio trades at a 22% discount to the RMCV based on 2004 earnings expectations, and is 32% cheaper than mid-caps overall on the same basis (as represented in the Russell MidCap). In addition, our portfolio has a higher return on equity (a measure of profitability and how effectively companies use shareholders' money) and higher historical & projected earnings growth rates than the RMCV. This is representative of our high quality discipline, and of our affinity for growth but our discipline of under-paying for it.

We can't predict what the economy or the market will do in 2004. This is irrelevant given that we run the portfolio on a bottom-up basis. What we do to reduce risk is pay low prices for what we believe are strong, well-run businesses possessing the ability to act/react to favorable and unfavorable economic conditions and events. We also try to ensure that there is enough upside potential to justify the investment risks we take. In all, we are pleased with the portfolio of companies we own going into the New Year.

REAL ESTATE ACCOUNT

Real estate stocks have outperformed the S&P 500 for the past four years. The Real Estate Account's 38.9% return for 2003 exceeded the S&P 500 Index's 28.4% return by 10.5%. The account also outperformed its benchmark, the Morgan Stanley REIT Index, which had an annual return of 36.7%. Security selection and property type allocation both positively contributed to outperformance in 2003, with security selection being the predominant factor. Security selection involving hotel, retail, and office owners was especially strong. The account also materially benefited from its overweighted position in regional mall owners and its underweighted position in hotel owners.

GROWTH OF $10,000

        Total Returns of the Account
                as of December 31, 2003
        1 Year  5 Year  Life of Fund
        38.91%  15.28%  12.01%*
        * Since inception 5/1/98

          Morgan        Morningstar
          Stanley       Specialty-Real       Real Estate
        REIT Index      Estate Category       Account
            10              10                  10
"1998"      8.577           8.592               9.344
"1999"      8.187           8.304               8.925
"2000"      10.382          10.449              11.689
"2001"      11.714          11.382              12.712
"2002"      12.14           11.849              13.693
"2003"      16.6            16.22               19.021

LOGO

Mid-year purchases of Host Marriott and Hilton Hotels stocks proved to be quite profitable for the account. The stocks of both hotel owners experienced robust gains during the account's holding period, as they reflected improving fundamental conditions. The account also materially benefited from not holding two hotel companies that experienced negative returns, FelCor Lodging and Meristar Hospitality.

Several retail property owners held by the fund made significant contributions to the account's outperformance. These companies included Chelsea Property Group, General Growth, Developer's Diversified, and CBL & Associates. Each of these stocks experienced extraordinary returns at 72.7%, 68.3%, 62.1% and 49.4%, respectively.

Brookfield Properties was the account's top office holding. Brookfield's strong creditworthy tenant base and below average level of lease expirations served it well, as office conditions were weak. Not holding office owner Crescent Real Estate also contributed to superior results. With an approximate 1% benchmark weighting, not owning it was helpful as its' 13.4% return significantly lagged the office average of 29.4%.

The extraordinary returns of real estate stocks in 2003 reflected investors' continued appetite for yield-oriented investment alternatives. The run-up in prices was somewhat surprising given the generally weak real estate conditions that existed. At some point, real estate conditions will need to improve to support stock valuation levels following the 2003 price increases. Real estate is a lagging cyclical business. Thus, it is reasonable to assume the U.S. economic recovery that is underway will eventually provide the necessary stimulus for improving real estate conditions.

SMALLCAP ACCOUNT

The Small Cap Account is built on the philosophy that superior stock selection is the key to consistent outperformance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Within this philosophical framework, we focus on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage our stock selection skills as the primary drivers of performance, we seek to maximize information advantages and neutralize unintended portfolio risks.

GROWTH OF $10,000

        Total Returns of the Account
          as of December 31, 2003
        1 Year  5 Year  Life of Fund
        36.82%  5.26%   0.48%*
        * Since inception 5/1/98

                          Morningstar
           Russell        Small Blend       SmallCap
          2000 Index       Category         Account
            10              10              10
"1998"      8.768           8.609           7.949
"1999"      10.632          10.174          11.413
"2000"      10.311          11.48           10.074
"2001"      10.568          12.445          10.331
"2002"      8.404           10.433          7.508
"2003"      12.375          14.895          10.272

LOGO

Our process reflects a bottom-up style and draws upon both growth and value disciplines. In analyzing growth companies, we focus on identifying businesses that possess competitive advantages. These attributes are critical success factors that provide a higher level of confidence in the sustainability of growth. Among value-oriented opportunities, we seek quality companies with sound long-term business models that are currently out of favor based on short-term macro or company specific challenges. Identifying a catalyst for change is the most important factor when analyzing a value company.

The portfolio underperformed the Russell 2000 Index by 10.43%, returning 36.82% vs. 47.25% for the index. Stock selection from within the information technology, telecommunications services, and health care sectors was the primary culprit behind the full year's performance. However, the fund benefited from stock selection within the consumer discretionary and financial sectors. The fund's underperformance was due to our focus on stocks with improving and sustainable business fundamentals that trade at a discount to their potential valuation and demonstrate market confirmation of these improvements. However, we continue to believe that over the long term, stocks with these characteristics should provide superior returns.

SMALLCAP GROWTH ACCOUNT

Market Review
Small cap stocks got off to a poor start in early 2003 because investors were frightened by the prospect of a war against Iraq and by concerns about the war's effect on the U.S. economy. The end of major fighting in Iraq and strengthening economic prospects helped lift stocks out of their multi-year bear market in the spring. Not surprisingly, the past year witnessed a sharp recovery by market segments that had been hit hardest in the prior three-year period. Based on analysis of the Russell 2000 Growth Index, small cap information technology and telecommunications stocks surged more than 60% in 2003. More conservative sectors, such as consumer staples (+27.0%) and financials (+36.4%), reported comparatively modest gains. Despite investors' clear preference for more aggressive stocks in 2003, there was no strong style bias during the year. Small cap growth stocks as measured by the Russell 2000 Growth Index (+ 48.5%) only slightly outpaced small cap value stocks (+46.0%) as measured by the Russell 2000 Value Index.

GROWTH OF $10,000

        Total Returns of the Account
          as of December 31, 2003
        1 Year  5 Year  Life of Fund
        45.64%  -2.01%  -1.27%*
        * Since inception 5/1/98

                                Morningstar       SmallCap
              Russell 2000      Small Growth       Growth
              Growth Index       Category         Account
                 10               10               10
"1998"           8.965            9.341            10.296
"1999"           12.828           15.081           20.148
"2000"           9.951            14.22            17.345
"2001"           9.033            12.937           11.793
"2002"           6.301            9.26             6.386
"2003"           9.36             13.427           9.301

LOGO

Performance Overview
In the fiscal year ended December 31, 2003, the Principal Variable Contracts Small Cap Growth Fund slightly underperformed its benchmark, with a 45.6% gain vs. a 48.5% surge for the Russell 2000 Growth Index. The Portfolio's best holdings in 2003 tended to be in the Industrials, Consumer Discretionary, and Financial sectors. The three biggest contributors to performance were Career Education, Foundry Networks, and Chico's FAS. Career Education specializes in post-secondary education for workers looking to develop career skills. School enrollments sharply exceeded expectations, and the company's on-line educational initiative has been a huge success. Foundry Networks enjoyed excellent success selling networking gear, particularly to the government. Chico's FAS is a women's apparel retailer that enjoyed better than expected sales due to excellent merchandising.

We held an average of 3% frictional cash in the Portfolio during the year, which hurt returns in a sharply rising market. Underperforming stocks included Verisity, Emcor Group, and Copart. Verisity suffered from a longer than expected slowdown in its semiconductor design markets. Emcor suffered several shortfalls in earnings due to a weak contracting market. Copart experienced problems due to a sharp slowdown in its growth rate due to saturation of its salvage auto auction markets.

Looking Ahead
After such a vigorous small stock performance in 2003, many have questioned whether the current rally has gotten ahead of underlying fundamentals. Although a note of caution is in order, we note that past periods of strong small cap returns have tended to carry on longer than most investors expect. Since the late 1970s, small cap stocks have appreciated more than 40% in a calendar year on only two other occasions (1979 and 1991) besides 2003. For instance, after the 43.1% return in 1979, small cap stocks surged ahead again in 1980 with a 38.6% gain. Similarly, following the 1991 bull market of 46.1%, the Russell 2000 chalked up another 18.4% return in 1992. Although we expect a cooling off in the markets in the months ahead, we would not be surprised to see another solid year of equity gains as the economy continues to strengthen.

In this kind of environment, we suspect both large and small cap stocks will perform reasonably well. Small cap earnings growth is again expected to outpace the large cap increase in the year ahead, as it has in 13 of the past 14 quarters. We believe that relative valuations, meanwhile, no longer strongly support small caps versus large caps, though small caps are by no means overvalued relative to historical experience. This valuation parity is surprising, given that small caps have outperformed large caps in each of the last five years. Historically, small cap rallies have tended to continue on until relative valuations move to extremes, so we believe that we still could see another couple of years of outperformance in the small cap arena. In 2003, the small caps that performed best were high-beta, more speculative issues, especially those that were losing money. We believe the small cap recovery will continue to broaden out over the course of 2004 and favor the types of higher-quality companies that currently comprise the Principal Variable Contracts Small Cap Growth Portfolio.


NOTE:Portfolios are actively  managed and their  compositions  differ over time.
     The views expressed are those of UBS Global Asset Management (its asset management firms and individual portfolio managers) as of December 31, 2003. The views are subject to change based on market conditions; they are not intended to predict or guarantee the future performance of the markets, any individual security or market segment or any UBS advisory account or mutual fund. For complete information about a mutual fund, including risks, charges, and expenses, investors should read the prospectus carefully before investing.

LARGECAP STOCK INDEX ACCOUNT

The LargeCap Stock Index Account seeks investment results that correspond to the performance of the S&P 500 Index. The percentage of total assets of the account allocated to each of the 500 stocks closely follows the weightings of each of the stocks in the S&P 500 Index.

GROWTH OF $10,000


        Total Returns of the Account
           as of December 31, 2003
        1 Year  Life of Fund
        28.32%    -3.16%*
* Since inception date 5/3/99


                        Morningstar         LargeCap
       S&P 500          Large Blend       Stock Index
         Index           Category          Account
          10               10               10
"1999"    10.94            11.153           10.893
"2000"    9.943            10.376           9.84
"2001"    8.762            8.957            8.649
"2002"    6.825            6.985            6.708
"2003"    8.783            8.851            8.608

LOGO

The portfolio trailed the S&P 500 Index during 2003, with a return of 28.32% vs.28.67% for the Index. The account performed within our expectations and the difference in returns was mainly due to expenses.

The equity market provided strong positive returns during the year, as economic reports improved and corporate earnings moved upward. Positive economic activity and improving corporate earnings, along with the Federal Reserve (Fed) holding interest rates at low levels resulted in positive stock market performance. All sectors within the S&P 500 Index posted positive returns during the year. The information technology and financial sector were the top performers, with the telecommunication services and consumer staple sectors providing the lowest, yet still positive, returns.

The outlook for equity market performance remains positive for 2004. A strengthening economy with improved consumer confidence is providing an improved outlook. Low inflation and a further drop in unemployment levels will be important in sustaining the recovery and continuing the advance in the equity markets.

SMALLCAP VALUE ACCOUNT

The performance of the Portfolio was affected by a couple of factors worth mentioning. Exposure to mortgage-related companies, which benefited from historically low interest rates, contributed to the Portfolio's strong performance in the Finance sector. Investments in nursing homes paid off due to increased reimbursement from Medicare patients. Beyond these contributors, holding stocks in the Portfolio that were acquired during the fourth quarter (such as Esperion, Allegiant Bancorp and Unisource) notably aided performance. On the other hand, although our technology investments were generally up significantly during the year, a number of holdings underperformed relative to other technology companies. This was due primarily to the fact that lower quality (non-earners) and micro-cap stocks significantly outperformed higher quality small cap companies. An underweight in steel-related concerns resulted in underperformance in the Basic Materials sector. Finally, fraud at Friedman's Jewelers added to our overall underperformance in the Retail sector.

GROWTH OF $10,000

        Total Returns of the Account
            as of December 31, 2003
        1 Year  5 Year  Life of Fund
        50.61%  17.02%  11.61%*
        * Since inception 5/1/98

                                Morningstar     SmallCap
             Russell 2000       Small Value     Value
              Value Index        Category        Account
                 10               10              10
"1998"           8.54             8.441           8.494
"1999"           8.413            8.82            10.316
"2000"           10.334           10.318          12.778
"2001"           11.783           12.104          13.577
"2002"           10.437           10.863          12.374
"2003"           15.241           15.503          18.636

LOGO

UTILITIES ACCOUNT

In 2003 the utilities industry rebounded, with the S&P Utilities Index gaining 26.26%. The account underperformed the index by -12.43% and its peers by -5.78%, with a return of 13.83%. Performance was negatively affected by weaker returns from the account's hybrid preferreds, which typically have a low correlation with the risk/return characteristics of common stock, an asset class broadly held by the peer group.

GROWTH OF $10,000

        Total Returns of the Account
        as of December 31, 2003
        1 Year  5 Year  Life of Fund
        13.83%  -2.60%  0.20%*
        * Since inception 5/1/98


                S&P             S&P
             Utilities          500             Russell 3000       Morningstar Specialty-    Utilities
              Index             Index           Value Index         Utilities Category        Account
              10                 10                10                  10                      10
"1998"        11.089             11.079            10.195              10.973                  11.536
"1999"        10.104             13.41             10.873              12.766                  11.8
"2000"        16.134             12.188            11.747              13.679                  14.063
"2001"        11.224             10.74             11.238              10.753                  10.168
"2002"        7.86               8.365             9.532               8.194                   8.886
"2003"        9.924              10.765            12.493              10.015                  10.115

LOGO

The industry gained some stability during the year, underscored by a "back to basics" strategy, adopted by many utilities, which reduced leverage and disposed of non-core assets. The result was a stronger balance sheet and improved financial flexibility. Notwithstanding ongoing rating erosion and fundamental issues, the utility sector still proved to be one of the best performers in 2003. Overall improvement for the year resulted from lower financial risk, a drop in capital spending, which helped to create more positive free cash flow, and diminished investor concern relative to earlier Enron-like events. Specifically, the Blackout of 2003, which effectively cut power to 50 million customers in the northeast United States and eastern Canada for 24 hours in August, has increased the importance of a comprehensive energy bill to address transmission congestion and the repeal of the Public Utility Holding Co Act (PUHCA). Also, successful efforts are needed by the Federal Energy Regulatory Commission (FERC) to establish workable and viable regional transmission organizations in the United States. Given the upcoming presidential election, it is uncertain whether energy legislation will be drafted anytime soon. A repeal of PUHCA could occur however, potentially leading to a broader role of financial players in the utility sector.

Last year, the sector was supported by strong technicals, including significant spread compression, despite being challenged by a variety of concerns such as high oil and gas prices, deregulation, and infrastructure developments. Going into 2004, conservative management teams should continue to avoid higher-risk, non-regulated businesses and focus instead on rate cases and constructive regulatory relationships. The rating agencies still appear to be locked in a "catch-up" mode, continuing to downgrade utilities that probably should have had lower ratings several years ago. However, the downgrade pace has slowed and this should continue into 2004, given the industry's improving balance sheet and stable electric operations, as well as signs of a strengthening economy.

The telecommunications industry reflected a much-improved capital structure, strong free cash flow and the introduction of new technologies. Overall weak demand, revenue pressures, an uncertain regulatory environment, fragile consumer confidence, and stiff competition in long distance, wireless, and voice/data services could nevertheless lead to a few opportunities going into 2004.

President Bush's dividend tax relief package could help prompt stronger investor demand for common and preferred securities paying attractive dividends, especially in the income-oriented utility and telecommunication sectors. In many ways, conditions in 2003 created a "perfect storm" for the hybrid preferred market. Historically low short-term rates, an accommodative Federal Reserve
(Fed) policy, a steep yield curve, signs of a strengthening economy, tightening corporate bond spreads, positive legislative developments, and improving credit quality encouraged strong institutional and individual demand for preferreds.



IMPORTANT NOTES


DOW JONES UTILITIES INDEX WITH INCOME is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS HIGH YIELD COMPOSITE BOND INDEX is an unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one year or more to maturity.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


Principal Variable Contracts Fund                                      87
www.principal.com

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) SMALLCAP INDEX is a stock index designed to measure the investment returns small cap companies of developed economies outside of North America.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR MODERATE ALLOCATION CATEGORY consists of domestic funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY consists of funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.


MORNINGSTAR HIGH YIELD CATEGORY consists of High-Yield bond funds which concentrate on lower-quality bonds. These funds generally offer high yields than other types of funds - but they are also more vulnerable to economic and credit risk.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


88                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR SPECIALTY - UTILITIES CATEGORY consists of specialty-utilities funds that invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL 3000 VALUE INDEX measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.


RUSSELL MIDCAP GROWTH INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth values.


RUSSELL MIDCAP VALUE INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P/BARRA 500 VALUE INDEX is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.


Principal Variable Contracts Fund                                      89
www.principal.com

S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


S&P UTILITIES INDEX is comprised of the utility stocks within the S&P 500 Index.


90                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

GENERAL INFORMATION ABOUT AN ACCOUNT


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from audited financial statements.


92                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2003       2002        2001          2000       1999
                            ----       ----        ----          ----       ----
ASSET ALLOCATION ACCOUNT
------------------------
Net Asset Value,
 Beginning of Period..     $9.82     $11.28      $12.02        $13.23     $12.30
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.15       0.20        0.24          0.35       0.35
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.92      (1.66)      (0.71)        (0.17)      2.00
                            ----      -----       -----         -----       ----
 Total From Investment
            Operations      2.07      (1.46)      (0.47)         0.18       2.35
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.19)        --       (0.24)        (0.34)     (0.35)
 Distributions from
  Realized Gains......        --         --       (0.03)        (1.05)     (1.07)
   ----                                           -----         -----      -----
   Total Dividends and
         Distributions     (0.19)        --       (0.27)        (1.39)     (1.42)
   ----                    -----                  -----         -----      -----
Net Asset Value, End
 of Period............    $11.70      $9.82      $11.28        $12.02     $13.23
                          ======      =====      ======        ======     ======
Total Return..........     21.61%    (12.94)%     (3.92)%        1.61%     19.49%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $98,006    $82,409    $101,904       $94,905    $89,711
 Ratio of Expenses to
  Average Net Assets..      0.85%      0.84%       0.85%         0.84%      0.85%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.49%      1.79%       2.23%         2.67%      2.50%
 Portfolio Turnover
  Rate................     186.0%     255.3%      182.4%         67.8%      86.7%

                            2003       2002        2001          2000       1999
                            ----       ----        ----          ----       ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $11.56     $13.73      $15.43        $15.41     $16.25
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.27       0.34       0.40/(b)/      0.45       0.56
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.83      (2.11)      (1.42)/(b)/   (0.43)     (0.19)
                            ----      -----       -----         -----      -----
 Total From Investment
            Operations      2.10      (1.77)      (1.02)         0.02       0.37
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.35)     (0.40)      (0.47)           --      (0.57)
 Distributions from
  Realized Gains......        --         --       (0.21)           --      (0.64)
   ----                                           -----                    -----
   Total Dividends and
         Distributions     (0.35)     (0.40)      (0.68)           --      (1.21)
   ----                    -----      -----       -----                    -----
Net Asset Value, End
 of Period............    $13.31     $11.56      $13.73        $15.43     $15.41
                          ======     ======      ======        ======     ======
Total Return..........     18.82%    (13.18)%     (6.96)%        0.13%      2.40%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $124,735   $110,545    $144,214      $167,595   $209,747
 Ratio of Expenses to
  Average Net Assets..      0.65%      0.61%       0.61%         0.60%      0.58%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.65%      0.62%         --            --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.23%      2.52%       2.73%/(b)/    2.74%      3.36%
 Portfolio Turnover
  Rate................     114.3%      87.8%      114.3%         62.6%      21.7%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2003       2002        2001          2000       1999
                            ----       ----        ----          ----       ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $12.32     $11.84      $11.78        $10.89     $12.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.52       0.51       0.56/(b)/      0.85       0.81
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.02       0.54       0.35/(b)/      0.04      (1.12)
                            ----       ----       ----           ----      -----
 Total From Investment
            Operations      0.54       1.05        0.91          0.89      (0.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.55)     (0.57)      (0.85)           --      (0.82)
   ----                    -----      -----       -----                    -----
   Total Dividends and
         Distributions     (0.55)     (0.57)      (0.85)           --      (0.82)
   ----                    -----      -----       -----                    -----
Net Asset Value, End
 of Period............    $12.31     $12.32      $11.84        $11.78     $10.89
                          ======     ======      ======        ======     ======
Total Return..........      4.59%      9.26%       8.12%         8.17%     (2.59)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $263,435   $232,839    $166,658      $116,216   $125,067
 Ratio of Expenses to
  Average Net Assets..      0.47%      0.49%       0.50%         0.51%      0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.32%      5.02%       5.73%/(b)/    7.47%      6.78%
 Portfolio Turnover
  Rate................      82.1%      63.3%      146.1%         81.5%      40.1%

                            2003       2002        2001          2000       1999
                            ----       ----        ----          ----       ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $23.60     $27.78      $30.72        $30.74     $37.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.38       0.39        0.34          0.50       0.78
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      5.63      (4.18)      (2.80)         0.13      (2.41)
                            ----      -----       -----          ----      -----
 Total From Investment
            Operations      6.01      (3.79)      (2.46)         0.63      (1.63)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.38)     (0.39)      (0.34)        (0.50)     (0.80)
 Distributions from
  Realized Gains......        --         --       (0.14)        (0.15)     (4.02)
   ----                                           -----         -----      -----
   Total Dividends and
         Distributions     (0.38)     (0.39)      (0.48)        (0.65)     (4.82)
                           -----      -----       -----         -----      -----
Net Asset Value, End
 of Period............    $29.23     $23.60      $27.78        $30.72     $30.74
                          ======     ======      ======        ======     ======
Total Return..........     25.49%    (13.66)%     (8.05)%        2.16%     (4.29)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $248,253   $206,541    $254,484      $283,325   $367,927
 Ratio of Expenses to
  Average Net Assets..      0.61%      0.61%       0.61%         0.60%      0.43%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%      0.61%         --            --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.47%      1.45%       1.20%         1.54%      2.05%
 Portfolio Turnover
  Rate................     125.7%     142.6%       91.7%        141.8%      43.4%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2003       2002        2001        2000        1999
                            ----       ----        ----        ----        ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $11.74     $16.29      $20.37      $23.89      $18.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.06       0.03        0.01        0.02       (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.99      (4.54)      (2.82)      (2.73)       7.17
                            ----      -----       -----       -----        ----
 Total From Investment
            Operations      3.05      (4.51)      (2.81)      (2.71)       7.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.06)     (0.04)      (0.02)         --          --
 Distributions from
  Realized Gains......        --         --       (1.25)      (0.81)      (1.60)
   ----                                           -----       -----       -----
   Total Dividends and
         Distributions     (0.06)     (0.04)      (1.27)      (0.81)      (1.60)
                           -----      -----       -----       -----       -----
Net Asset Value, End
 of Period............    $14.73     $11.74      $16.29      $20.37      $23.89
                          ======     ======      ======      ======      ======
Total Return..........     25.95%    (27.72)%    (14.86)%    (11.71)%     39.50%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $272,831   $219,044    $334,401    $383,139    $379,062
 Ratio of Expenses to
  Average Net Assets..      0.74%      0.77%       0.75%       0.73%       0.77%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.77%        --          --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.47%      0.19%       0.06%       0.08%      (0.08)%
 Portfolio Turnover
  Rate................     130.9%     138.8%       88.8%       69.1%       89.6%

                            2003       2002        2001        2000        1999
                            ----       ----        ----        ----        ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $12.00     $11.58      $11.43      $10.26      $11.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.45       0.43        0.51        0.69        0.71
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.24)      0.55        0.32        0.48       (0.74)
                           -----       ----        ----        ----       -----
 Total From Investment
            Operations      0.21       0.98        0.83        1.17       (0.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.44)     (0.52)      (0.68)         --       (0.72)
 Distributions from
  Realized Gains......        --      (0.04)         --          --          --
   ----                               -----
   Total Dividends and
         Distributions     (0.44)     (0.56)      (0.68)         --       (0.72)
   ----                    -----      -----       -----                   -----
Net Asset Value, End
 of Period............    $11.77     $12.00      $11.58      $11.43      $10.26
                          ======     ======      ======      ======      ======
Total Return..........      1.84%      8.80%       7.61%      11.40%      (0.29)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $368,564   $342,001    $193,254    $127,038    $137,787
 Ratio of Expenses to
  Average Net Assets..      0.44%      0.47%       0.49%       0.51%       0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.83%      4.87%       5.63%       6.33%       6.16%
 Portfolio Turnover
  Rate................     110.4%      33.8%       45.9%        4.3%       19.7%



/(a) /Expense ratio without fees paid indirectly.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2003       2002        2001        2000        1999
                            ----       ----        ----        ----        ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..     $8.68     $12.24      $16.43      $23.56      $20.46
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03       0.02          --       (0.02)       0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.26      (3.58)      (4.19)      (2.29)       3.20
                            ----      -----       -----       -----        ----
 Total From Investment
            Operations      2.29      (3.56)      (4.19)      (2.31)       3.34
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)        --          --          --       (0.14)
 Distributions from
  Realized Gains......        --         --          --       (4.82)      (0.10)
   ----                                                       -----       -----
   Total Dividends and
         Distributions     (0.02)        --          --       (4.82)      (0.24)
   ----                    -----                              -----       -----
Net Asset Value, End
 of Period............    $10.95      $8.68      $12.24      $16.43      $23.56
                          ======      =====      ======      ======      ======
Total Return..........     26.46%    (29.07)%    (25.50)%    (10.15)%     16.44%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $141,107   $124,079    $209,879    $294,762    $345,882
 Ratio of Expenses to
  Average Net Assets..      0.61%      0.61%       0.61%       0.60%       0.45%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%      0.61%         --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.35%      0.18%       0.02%      (0.13)%      0.67%
 Portfolio Turnover
  Rate................      40.8%      27.3%       39.0%       83.5%       65.7%

                            2003       2002        2001        2000        1999
                            ----       ----        ----        ----        ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $8.78     $10.51      $13.90      $15.95      $14.51
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.13       0.10        0.09        0.10        0.48
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.67      (1.78)      (3.46)      (1.48)       3.14
                            ----      -----       -----       -----        ----
 Total From Investment
            Operations      2.80      (1.68)      (3.37)      (1.38)       3.62
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.10)     (0.05)      (0.02)      (0.08)      (0.47)
 Distributions from
  Realized Gains......        --         --          --       (0.59)      (1.71)
   ----                                                       -----       -----
   Total Dividends and
         Distributions     (0.10)     (0.05)      (0.02)      (0.67)      (2.18)
                           -----      -----       -----       -----       -----
Net Asset Value, End
 of Period............    $11.48      $8.78      $10.51      $13.90      $15.95
                          ======      =====      ======      ======      ======
Total Return..........     32.33%    (16.07)%    (24.27)%     (8.34)%     25.93%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $167,726   $119,222    $145,848    $190,440    $197,235
 Ratio of Expenses to
  Average Net Assets..      0.92%      0.92%       0.92%       0.90%       0.78%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.93%      0.93%         --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.33%      1.03%       0.78%       0.81%       3.11%
 Portfolio Turnover
  Rate................     111.5%      82.2%       84.3%       99.9%       65.5%



/(a) /Expense ratio without fees paid indirectly.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2003      2002       2001      2000/(D)/
                           ----      ----       ----      ----
INTERNATIONAL EMERGING MARKETS ACCOUNT
--------------------------------------
Net Asset Value,
 Beginning of Period..    $8.24     $8.93      $9.37     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.11      0.02       0.08       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     4.60     (0.70)     (0.48)     (0.63)
                           ----     -----      -----      -----
 Total From Investment
            Operations     4.71     (0.68)     (0.40)     (0.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)       --      (0.04)     (0.02)
 Tax Return of Capital
  Distributions /(a)/.    (0.01)    (0.01)        --         --
  ----                    -----     -----
   Total Dividends and
         Distributions    (0.09)    (0.01)     (0.04)     (0.02)
                          -----     -----      -----      -----
Net Asset Value, End
 of Period............   $12.86     $8.24      $8.93      $9.37
                         ======     =====      =====      =====
Total Return..........    57.20%    (7.63)%    (4.24)%    (6.14)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $23,972   $10,835     $6,964     $4,883
 Ratio of Expenses to
  Average Net Assets..     1.71%     1.60%      1.35%      1.34%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.84%     2.26%      2.33%      1.65%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.16%     0.39%      0.97%      1.06%/(f)/
 Portfolio Turnover
  Rate................    112.4%    147.7%     137.4%      44.0%/(f)/

                           2003      2002       2001       2000          1999
                           ----      ----       ----       ----          ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $9.06    $10.84     $13.87     $16.66         $9.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.10      0.08       0.04      (0.04)        (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     4.72     (1.83)     (3.07)     (1.89)         8.41
                           ----     -----      -----      -----          ----
 Total From Investment
            Operations     4.82     (1.75)     (3.03)     (1.93)         8.39
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.15)    (0.03)        --         --            --
 Distributions from
  Realized Gains......       --        --         --      (0.86)        (0.73)
  ----                                                    -----         -----
   Total Dividends and
         Distributions    (0.15)    (0.03)        --      (0.86)        (0.73)
  ----                    -----     -----                 -----         -----
Net Asset Value, End
 of Period............   $13.73     $9.06     $10.84     $13.87        $16.66
                         ======     =====     ======     ======        ======
Total Return..........    54.15%   (16.20)%   (21.85)%   (11.50)%       93.81%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $66,242   $38,912    $43,674    $50,023       $40,040
 Ratio of Expenses to
  Average Net Assets..     1.33%     1.31%      1.41%      1.44%         1.32%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.33%     1.32%        --         --            --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.00%     0.77%      0.32%     (0.26)%       (0.28)%
 Portfolio Turnover
  Rate................    128.9%     73.6%     123.8%     292.7%        241.2%



/(a) /See "Distributions to Shareholders" in Notes to Financial Statements.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The expense limit was increased on May 1, 2002 and May 1, 2003. /(c) /Expense ratio without fees paid indirectly.
/(d) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2003      2002/(C)/
                           ----      ----
LARGECAP BLEND ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $8.43     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.10       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.90      (1.57)
                           ----      -----
 Total From Investment
            Operations     2.00      (1.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)     (0.02)
                          -----      -----
   Total Dividends and
         Distributions    (0.06)     (0.02)
                          -----      -----
Net Asset Value, End
 of Period............   $10.37      $8.43
                         ======      =====
Total Return..........    23.76%    (15.47)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $54,632    $13,927
 Ratio of Expenses to
  Average Net Assets..     0.80%      1.00%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.83%      1.10%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.08%      0.86%/(e)/
 Portfolio Turnover
  Rate................     56.2%      49.1%/(e)/

                           2003       2002          2001      2000/(F)/
                           ----       ----          ----      ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $3.63      $5.44         $7.78     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....       --      (0.02)        (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.84      (1.79)        (2.31)     (2.22)
                           ----      -----         -----      -----
 Total From Investment
            Operations     0.84      (1.81)        (2.34)     (2.22)
                           ----      -----         -----      -----
Net Asset Value, End
 of Period............    $4.47      $3.63         $5.44      $7.78
                          =====      =====         =====      =====
Total Return..........    23.14%    (33.27)%      (30.08)%   (22.22)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $24,677     $5,572        $5,172     $4,233
 Ratio of Expenses to
  Average Net Assets..     1.16%      1.05%         1.10%      1.04%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.19%      1.09%         1.11%      1.35%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.13)%    (0.49)%       (0.62)%    (0.22)%/(e)/
 Portfolio Turnover
  Rate................     51.1%     183.8%        121.2%     217.6%/(e)/



/(a)/ Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2002.
/(c) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(d) /Total return amounts have not been annualized./      /
/(e) /Computed on an annualized basis.
/(f) /Period from October 24, 2000, date shares first offered, through December
  31, 2000.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2003      2002           2001       2000      1999/(F)/
                            ----      ----           ----       ----      ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..     $6.35     $8.29          $9.52     $10.71      $9.83
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.10      0.08           0.08       0.10       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.70     (1.94)         (1.23)     (1.14)      0.97
                            ----     -----          -----      -----       ----
 Total From Investment
            Operations      1.80     (1.86)         (1.15)     (1.04)      1.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.09)    (0.08)         (0.08)     (0.10)     (0.07)
 Distributions from
  Realized Gains......        --        --             --      (0.05)     (0.08)
  -----                                                        -----      -----
   Total Dividends and
         Distributions     (0.09)    (0.08)         (0.08)     (0.15)     (0.15)
                           -----     -----          -----      -----      -----
Net Asset Value, End
 of Period............     $8.06     $6.35          $8.29      $9.52     $10.71
                           =====     =====          =====      =====     ======
Total Return..........     28.32%   (22.44)%       (12.10)%    (9.67)%     8.93%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $118,638   $72,949        $73,881    $59,626    $46,088
 Ratio of Expenses to
  Average Net Assets..      0.39%     0.39%          0.40%      0.40%      0.40%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.39%     0.39%          0.41%      0.46%      0.49%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.42%     1.22%          1.05%      1.01%      1.41%/(e)/
 Portfolio Turnover
  Rate................      15.7%     15.1%          10.8%      11.0%       3.8%/(e)/

                            2003     2002/(C)/
                            ----     ----
LARGECAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..     $8.52    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.16      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.23     (1.48)
                            ----     -----
 Total From Investment
            Operations      2.39     (1.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.11)    (0.06)
                           -----     -----
   Total Dividends and
         Distributions     (0.11)    (0.06)
                           -----     -----
Net Asset Value, End
 of Period............    $10.80     $8.52
                          ======     =====
Total Return..........     28.05%   (14.24)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $47,221   $13,186
 Ratio of Expenses to
  Average Net Assets..      0.74%     0.96%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.79%     1.00%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.77%     1.79%/(e)/
 Portfolio Turnover
  Rate................      17.1%      5.9%/(e)/



/(a) /Expense ratio without the Manager's voluntary expense limit.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.
/(c) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. LargeCap Stock Index Account recognized $.01 net investment income per share and incurred an unrealized loss of $.18 per share from April 22, 1999 through April 30, 1999.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2003/(C)/
                           ----
LIMITED TERM BOND ACCOUNT
-------------------------
Net Asset Value,
 Beginning of Period..    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.05)
                           -----
 Total From Investment
            Operations      0.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.09)
                           -----
   Total Dividends and
         Distributions     (0.09)
                           -----
Net Asset Value, End
 of Period............     $9.99
                           =====
Total Return..........      0.78%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $20,552
 Ratio of Expenses to
  Average Net Assets..      0.57%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.57%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.15%/(e)/
 Portfolio Turnover
  Rate................       5.0%/(e)/

                            2003          2002        2001        2000       1999
                            ----          ----        ----        ----       ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $28.54        $32.09      $34.47      $36.90     $34.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.35          0.30        0.24        0.10       0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      9.01         (3.08)      (1.50)       4.76       4.20
                            ----         -----       -----        ----       ----
 Total From Investment
            Operations      9.36         (2.78)      (1.26)       4.86       4.32
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.34)        (0.30)      (0.24)      (0.10)     (0.12)
 Distributions from
  Realized Gains......        --         (0.47)      (0.88)      (7.19)     (1.67)
   ----                                  -----       -----       -----      -----
   Total Dividends and
         Distributions     (0.34)        (0.77)      (1.12)      (7.29)     (1.79)
                           -----         -----       -----       -----      -----
Net Asset Value, End
 of Period............    $37.56        $28.54      $32.09      $34.47     $36.90
                          ======        ======      ======      ======     ======
Total Return..........     32.81%        (8.75)%     (3.71)%     14.59%     13.04%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $334,204      $248,986    $278,707    $286,681   $262,350
 Ratio of Expenses to
  Average Net Assets..      0.61%         0.62%       0.62%       0.62%      0.61%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.61%         0.62%         --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.09%         0.98%       0.77%       0.28%      0.32%
 Portfolio Turnover
  Rate................      44.9%         67.9%       73.6%      139.6%      79.6%



/(a) /Expense ratio without the Manager's voluntary expense limit.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Period from May 1, 2003, date operations commenced, through December 31,
  2003.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2003       2002       2001       2000      1999
                           ----       ----       ----       ----      ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $6.26      $8.49     $10.46     $10.66     $9.65
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.03)     (0.04)     (0.05)      0.02      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.57      (2.19)     (1.68)      0.77      1.01
                           ----      -----      -----       ----      ----
 Total From Investment
            Operations     2.54      (2.23)     (1.73)      0.79      1.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --         --      (0.02)    (0.02)
 Distributions from
  Realized Gains......       --         --      (0.24)     (0.97)       --
  ----                                          -----      -----
   Total Dividends and
         Distributions       --         --      (0.24)     (0.99)    (0.02)
  ----                                          -----      -----     -----
Net Asset Value, End
 of Period............    $8.80      $6.26      $8.49     $10.46    $10.66
                          =====      =====      =====     ======    ======
Total Return..........    40.58%    (26.27)%   (16.92)%     8.10%    10.67%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $54,288    $21,934    $27,838    $25,924   $14,264
 Ratio of Expenses to
  Average Net Assets..     0.91%      0.91%      0.97%      0.96%     0.96%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.94%      0.92%        --       1.01%     1.09%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.39)%    (0.55)%    (0.66)%     0.27%     0.26%
 Portfolio Turnover
  Rate................     67.5%      43.1%      55.2%     161.9%     74.1%

                           2003       2002       2001       2000     1999/(B)/
                           ----       ----       ----       ----     ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..   $10.48     $11.68     $12.57     $11.11    $10.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01         --       0.01         --      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.81      (1.16)     (0.35)      3.12      1.24
                           ----      -----      -----       ----      ----
 Total From Investment
            Operations     3.82      (1.16)     (0.34)      3.12      1.26
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)        --      (0.01)        --     (0.02)
 Distributions from
  Realized Gains......    (0.16)     (0.04)     (0.54)     (1.66)    (0.22)
                          -----      -----      -----      -----     -----
   Total Dividends and
         Distributions    (0.17)     (0.04)     (0.55)     (1.66)    (0.24)
                          -----      -----      -----      -----     -----
Net Asset Value, End
 of Period............   $14.13     $10.48     $11.68     $12.57    $11.11
                         ======     ======     ======     ======    ======
Total Return..........    36.49%     (9.96)%    (2.58)%    31.05%    10.24%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $52,054    $24,766    $11,778     $7,739    $5,756
 Ratio of Expenses to
  Average Net Assets..     1.05%      1.04%      1.36%      1.20%     1.19%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.08%      1.10%        --       1.29%     1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.11%      0.03%      0.12%      0.02%     0.30%/(d)/
 Portfolio Turnover
  Rate................     55.5%      75.3%     208.8%     233.2%    154.0%/(d)/



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit ceased on January 1, 2001.
/(b) /Period from May 1, 1999, date shares first offered, through December 31,
  1999. MidCap Value Account incurred an unrealized gain of $.09 per share from April 22, 1999 through April 30, 1999.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2003       2002       2001       2000       1999
                            ----       ----       ----       ----       ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.007      0.014      0.039      0.059      0.048
                           -----      -----      -----      -----      -----
 Total From Investment
            Operations     0.007      0.014      0.039      0.059      0.048
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.007)    (0.014)    (0.039)    (0.059)    (0.048)
                          ------     ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.007)    (0.014)    (0.039)    (0.059)    (0.048)
                          ------     ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000     $1.000
                          ======     ======     ======     ======     ======
Total Return..........      0.74%      1.42%      3.92%      6.07%      4.84%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $151,545   $201,455   $180,923   $114,710   $120,924
 Ratio of Expenses to
  Average Net Assets..      0.49%      0.49%      0.50%      0.52%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.74%      1.40%      3.70%      5.88%      4.79%

                            2003       2002       2001       2000       1999
                            ----       ----       ----       ----       ----
REAL ESTATE ACCOUNT
-------------------
Net Asset Value,
 Beginning of Period..    $11.24     $10.77     $10.29      $8.20      $9.07
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.49       0.35       0.42       0.44       0.43
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.87       0.48       0.47       2.09      (0.85)
                            ----       ----       ----       ----      -----
 Total From Investment
            Operations      4.36       0.83       0.89       2.53      (0.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.42)     (0.35)     (0.41)     (0.44)     (0.45)
 Distributions from
  Realized Gains......     (0.28)     (0.01)        --         --         --
   ----                    -----      -----
   Total Dividends and
         Distributions     (0.70)     (0.36)     (0.41)     (0.44)     (0.45)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $14.90     $11.24     $10.77     $10.29      $8.20
                          ======     ======     ======     ======      =====
Total Return..........     38.91%      7.72%      8.75%     30.97%     (4.48)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $93,018    $46,358    $22,457    $17,261    $10,560
 Ratio of Expenses to
  Average Net Assets..      0.91%      0.92%      0.92%      0.99%      0.99%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.92%        --         --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.83%      3.99%      4.55%      5.29%      4.92%
 Portfolio Turnover
  Rate................      53.9%      54.4%      92.4%      44.7%     101.9%



/(a) /Expense ratio without fees paid indirectly.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2003       2002       2001       2000       1999
                           ----       ----       ----       ----       ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $5.83      $8.03      $7.83     $10.74      $8.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01       0.01         --       0.03         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.14      (2.20)      0.20      (1.24)      3.52
                           ----      -----       ----      -----       ----
 Total From Investment
            Operations     2.15      (2.19)      0.20      (1.21)      3.52
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)     (0.01)        --      (0.02)        --
 Distributions from
  Realized Gains......       --         --         --      (1.68)     (0.99)
  ----                                                     -----      -----
   Total Dividends and
         Distributions    (0.01)     (0.01)        --      (1.70)     (0.99)
  ----                    -----      -----                 -----      -----
Net Asset Value, End
 of Period............    $7.97      $5.83      $8.03      $7.83     $10.74
                          =====      =====      =====      =====     ======
Total Return..........    36.82%    (27.33)%     2.55%    (11.73)%    43.58%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $65,285    $32,201    $36,493    $30,006    $26,110
 Ratio of Expenses to
  Average Net Assets..     0.95%      0.97%      1.00%      0.90%      0.91%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     0.95%      0.97%        --         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.09%      0.12%     (0.06)%     0.28%      0.05%
 Portfolio Turnover
  Rate................    162.9%     215.5%     154.5%     135.4%     111.1%

                           2003       2002       2001       2000       1999
                           ----       ----       ----       ----       ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..    $5.74     $10.60     $15.59     $19.56     $10.10
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.04)     (0.05)     (0.10)     (0.08)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.66      (4.81)     (4.89)     (2.67)      9.70
                           ----      -----      -----      -----       ----
 Total From Investment
            Operations     2.62      (4.86)     (4.99)     (2.75)      9.65
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --         --      (1.22)     (0.19)
  ----                                                     -----      -----
   Total Dividends and
         Distributions       --         --         --      (1.22)     (0.19)
  ----                                                     -----      -----
Net Asset Value, End
 of Period............    $8.36      $5.74     $10.60     $15.59     $19.56
                          =====      =====     ======     ======     ======
Total Return..........    45.64%    (45.85)%   (32.01)%   (13.91)%    95.69%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $55,628    $32,754    $55,966    $68,421    $39,675
 Ratio of Expenses to
  Average Net Assets..     0.99%      0.95%      1.05%      1.02%      1.05%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.02%      1.06%        --       1.02%      1.07%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.64)%    (0.68)%    (0.92)%    (0.49)%    (0.61)%
 Portfolio Turnover
  Rate................     54.1%     287.9%     152.2%      90.8%      98.0%



/(a) /Expense ratio without fees paid indirectly.
/(b) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit ceased on January 1, 2001.
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2003      2002       2001       2000      1999
                           ----      ----       ----       ----      ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..   $10.30    $11.37     $11.26     $10.06     $8.34
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.06      0.06       0.09       0.13      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     5.14     (1.07)      0.60       2.17      1.72
                           ----     -----       ----       ----      ----
 Total From Investment
            Operations     5.20     (1.01)      0.69       2.30      1.78
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)    (0.06)     (0.09)     (0.12)    (0.06)
 Distributions from
  Realized Gains......    (0.41)       --      (0.49)     (0.98)       --
  ----                    -----                -----      -----
   Total Dividends and
         Distributions    (0.46)    (0.06)     (0.58)     (1.10)    (0.06)
                          -----     -----      -----      -----     -----
Net Asset Value, End
 of Period............   $15.04    $10.30     $11.37     $11.26    $10.06
                         ======    ======     ======     ======    ======
Total Return..........    50.61%    (8.86)%     6.25%     23.87%    21.45%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $82,135   $44,217    $30,888    $17,358   $11,080
 Ratio of Expenses to
  Average Net Assets..     1.16%     1.28%      1.24%      1.16%     1.16%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...     1.18%     1.29%        --       1.34%     1.44%
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.50%     0.68%      0.95%      1.31%     0.82%
 Portfolio Turnover
  Rate................     54.0%     77.4%      67.8%     133.0%     89.7%

                           2003      2002       2001       2000      1999
                           ----      ----       ----       ----      ----
UTILITIES ACCOUNT
-----------------
Net Asset Value,
 Beginning of Period..    $7.26     $8.73     $12.43     $10.90    $10.93
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.34      0.37       0.25       0.24      0.23
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.66     (1.47)     (3.70)      1.81      0.02
                           ----     -----      -----       ----      ----
 Total From Investment
            Operations     1.00     (1.10)     (3.45)      2.05      0.25
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.33)    (0.37)     (0.25)     (0.24)    (0.23)
 Distributions from
  Realized Gains......       --        --         --      (0.28)    (0.05)
  ----                                                    -----     -----
   Total Dividends and
         Distributions    (0.33)    (0.37)     (0.25)     (0.52)    (0.28)
                          -----     -----      -----      -----     -----
Net Asset Value, End
 of Period............    $7.93     $7.26      $8.73     $12.43    $10.90
                          =====     =====      =====     ======    ======
Total Return..........    13.83%   (12.61)%   (27.70)%    19.18%     2.29%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $30,255   $25,079    $33,802    $43,725   $30,684
 Ratio of Expenses to
  Average Net Assets..     0.61%     0.62%      0.62%      0.63%     0.64%
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.54%     4.40%      2.22%      2.32%     2.52%
 Portfolio Turnover
  Rate................     22.5%     66.4%     104.2%     146.7%     23.0%



/(a) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The expense limit ceased on January 1, 2001.
See accompanying notes.

ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated, March 1, 2004, and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders.The Statement of Additional Information, annual and semiannual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. To request other information about the Accounts, and to make shareholder inquires, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


         Principal Variable Contracts Fund, Inc. SEC File 811-01944